VANGUARD
BOND INDEX
FUND

Annual Report -- December 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

       We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

       But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

       They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                 [PHOTO]
John C. Bogle           John J. Brennan
Chairman                President



CONTENTS

A Message To Our Shareholders. . . . . . . . . . .    1
The Markets In Perspective . . . . . . . . . . . .    6
Portfolio Profiles . . . . . . . . . . . . . . . .    8
Performance Summaries. . . . . . . . . . . . . . .   13
Financial Statements . . . . . . . . . . . . . . .   18
Report Of Independent Accountants. . . . . . . . .   50

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

A modest decline in interest rates boosted bond prices during 1997, helping the Total Bond Market Portfolio of Vanguard Bond Index Fund post a +9.4% return. The Portfolio's net return nicely exceeded the average return of competing bond funds and was fully competitive with the return of its cost-free index benchmark.

       The returns of our other Portfolios also were outstanding, as each outpaced its average peer and tracked its target index closely. The returns ranged from +7.0% for our Short-Term Bond Portfolio to a robust +14.3% for our Long-Term Bond Portfolio.

       The adjacent table presents the twelve-month total return (capital change plus reinvested dividends) for each Portfolio, its mutual fund peer group, and the unmanaged bond market index it seeks to match. The inverse relationship between interest rates and bond returns is evident in our 1997 results. When interest rates decline, as they did during the year, returns rise in proportion to the average duration of a Portfolio. When interest rates rise, returns are diminished in proportion with a Portfolio's average duration, with prices falling furthest for long-term bonds.


---------------------------------------------------------
                                         TOTAL RETURNS
                                          YEAR ENDED
                                       DECEMBER 31, 1997
---------------------------------------------------------
TOTAL BOND MARKET PORTFOLIO-
  INVESTOR SHARES                          + 9.4%
  INSTITUTIONAL SHARES                     + 9.6
Average Intermediate-Term
  U.S. Government Fund                     + 8.1
Lehman Aggregate Bond Index                + 9.7
---------------------------------------------------------
SHORT-TERM BOND PORTFOLIO                  + 7.0%
Average Short-Term U.S.
  Government Fund                          + 6.4
Lehman 1-5 Year Government/
  Corporate Index                          + 7.1
---------------------------------------------------------
INTERMEDIATE-TERM BOND PORTFOLIO           + 9.4%
Average Intermediate-Term
  U.S. Government Fund                     + 8.1
Lehman 5-10 Year Government/
  Corporate Index                          + 9.4
---------------------------------------------------------
LONG-TERM BOND PORTFOLIO                   +14.3%
Average General U.S.
  Government Fund                          + 8.8
Lehman Long Government/
  Corporate Index                          +14.5
---------------------------------------------------------

       During 1997, the 9.44% return on our Total Bond Market Portfolio lagged by 21 basis points (0.21 percentage point) the 9.65% return on its unmanaged market benchmark, the Lehman Brothers Aggregate Bond Index, while our Total Bond Market Portfolio-Institutional Shares, aided by a minuscule expense ratio, fell just 10 basis points short of the benchmark. Likewise, returns of our Short-Term Bond Portfolio and Long-Term Bond Portfolio were short of their Index benchmarks by 10 and 20 basis points, respectively. Our Intermediate-Term Bond Portfolio matched its unmanaged standard, the Lehman 5-10 Year Government/Corporate Index. Such tight tracking of the indexes is difficult to achieve because our Portfolios, like any real-world investment, incur operating and transaction costs that do not burden indexes, which are theoretical constructs. Detailed per-share figures for each Portfolio, including net asset values and income dividends, along with yield, credit quality, and maturity data, are presented in the table that follows this letter.

THE FINANCIAL MARKETS IN BRIEF

Steady economic growth combined with low inflation to create a near-perfect environment for U.S. investors in 1997. Interest rates rose early in the year as investors--and the Federal

Reserve Board--were concerned that the strong economy would cause inflation to accelerate. The Fed boosted short-term interest rates by 25 basis points on March 25, the only action the central bank took during 1997. Short-term interest rates bottomed out in June, then climbed irregularly. At year-end, the yield on three-month U.S. Treasury bills was 5.35%, up just a bit from 5.17% when the year began.

       Long-term interest rates, after peaking in mid-April, began to drift lower as news about inflation got better rather than worse. The yield on the 30-year U.S. Treasury bond fell from 7.17% on April 14 to 5.92% on December 31, down 72 basis points from the 6.64% level at which it began the year. For the year, the total return of the 30-year Treasury bond was +15.2%, an outstanding result by any standard--except the standard set by the burgeoning stock market.

       If the economic environment in 1997 was kind to bonds, it truly worked wonders for equities. The economy's strength helped corporations post higher earnings. Falling interest rates and decelerating inflation buoyed the already-ebullient spirits of investors. The sole dark cloud to be seen--severe turmoil that surfaced during the summer in Asian economies and currencies--only briefly darkened the mood of equity investors. After a sharp decline in October--the Standard & Poor's 500 Composite Stock Price Index tumbled -7% on October 27 alone--stocks resumed their climb, and the S&P 500 Index produced a +33.4% return for the year.

       Asia's troubles actually benefited investors in U.S. bonds, as many anxious stock investors here and overseas began shifting money into fixed-income investments, particularly U.S. Treasury securities. The buying raised bond prices and nudged interest rates lower.

1997 PERFORMANCE OVERVIEW

The decline in interest rates over the course of the year pushed up the prices of existing bonds, augmenting returns from interest income. The following table presents the current yield for each of our Portfolios at the end of 1996 and 1997 and breaks down each Portfolio's total return for 1997 into its income and capital components.

       These total returns were well in excess of those earned by competing bond funds holding securities of similar credit quality and maturities. The margins of superiority were impressive: 0.6 percentage point for our Short-Term Bond Portfolio; 1.3 percentage points for our Total Bond Market-Investor Shares and Intermediate-Term Bond Portfolios; and a gaping 5.5 percentage points for our Long-Term Bond Portfolio.

-----------------------------------------------------------------------
                                                   TOTAL RETURNS
                             YEAR-END               YEAR ENDED
                              YIELDS             DECEMBER 31, 1997
                        -------------------  --------------------------
PORTFOLIO                  1996    1997       INCOME   CAPITAL   TOTAL
-----------------------------------------------------------------------
Total Bond Market-
  Investor Shares          6.46%   6.22%       +6.9%     +2.5%   + 9.4%
  Institutional Shares     6.56    6.32        +7.1      +2.5    + 9.6
Short-Term Bond            5.85    5.77        +6.2      +0.8    + 7.0
Intermediate-Term
  Bond                     6.47    6.09        +7.0      +2.4    + 9.4
Long-Term Bond             6.80    6.21        +7.4      +6.9    +14.3
-----------------------------------------------------------------------

       We note that our Total Bond Market Portfolio's competitive group--the Intermediate-Term U.S. Government Bond Fund category--is not a perfect fit because the Portfolio typically holds roughly 30% of its assets in high-quality corporate bonds. The corporate segment of the Portfolio hurt us a bit in comparison to the typical government fund in 1997, when Treasury and federal agency securities outperformed comparable corporate securities. However, over the long haul our corporate holdings typically help us in comparison with most funds in the government bond category.

       Although the capital appreciation that each Portfolio enjoyed during 1997 was significant--and welcome--we remind shareholders that the capital component of return may be negative or positive in any given year. We also emphasize that the price changes that detract from or add to a Portfolio's return increase with bond maturities. Over longer periods, the impact of these fluctuations in the prices of bonds (and bond funds) tends to wash away, leaving the rate of interest income--the coupon--as the main source of long-term total return.

       U.S. Treasury and federal agency securities and high-quality corporate bonds make up the lion's share of assets in our Short-Term, Intermediate-Term, and Long-Term Portfolios. The Total Bond Market Portfolio also includes a significant stake (30%) in GNMAs and other mortgage-backed securities. Although these securities carry federal guarantees as to the payment of principal and interest, they do not protect against prepayment risk--the possibility that the principal will be repaid early when interest rates fall and homeowners refinance their mortgages at lower rates. It is because of this risk that mortgage-backed securities carry higher interest yields than Treasury securities with similar average maturities. On balance, the yield premium for mortgage-backed securities was a boon to the Portfolio during 1997, even though concern mounted late in the year that falling interest rates would lead to a sharp rise in prepayments. The Lehman GNMA Index earned a +9.5% return for the year.

       The Portfolio Profile pages in this report list each Portfolio's average duration, an estimate of how sensitive a bond portfolio's share price is to changes in interest rates. For example, if a bond portfolio's average duration were 7 years, its share price would decline about -7% for each one-percentage-point increase in market interest rates. Conversely, if interest rates declined one percentage point, the share price of a bond portfolio with an average duration of 7 years would rise by about 7%.

LONG-TERM PERFORMANCE OVERVIEW

It has been less than a dozen years since we created our Total Bond Market Portfolio--the nation's first bond index fund for individual investors. In that time, the merits of indexing have become abundantly clear to bond investors. As shown in the adjacent table, the Portfolio has amassed a significant long-term performance advantage over the average mutual fund holding securities of comparable maturity and credit quality. Our annual edge of 1.2 percentage points has amounted over the past decade to an extra return of $2,400 on a $10,000 investment in the Portfolio versus an identical investment in its average competitor. This extra return--equal to 24% of the initial investment--was earned with little sacrifice in credit quality.

---------------------------------------------------------------------
                                              TOTAL RETURNS
                                             10 YEARS ENDED
                                            DECEMBER 31, 1997
                                 ------------------------------------
                                                      FINAL VALUE OF
                                     AVERAGE            A $10,000
                                   ANNUAL RATE     INITIAL INVESTMENT
---------------------------------------------------------------------
Total Bond Market Portfolio           +8.9%            $23,411
Average Intermediate-Term
  U.S. Government Fund                +7.7              21,011
Lehman Aggregate Bond Index           +9.2              24,058
---------------------------------------------------------------------

       Our low costs are the main source of this advantage. The annual expense ratio (operating costs as a percentage of net assets) of Total Bond Market Portfolio is 0.20%, or $2.00 per $1,000 of assets, less than one-fifth the 1.05% expense ratio of the average bond fund. This expense advantage of more than 0.8 percentage point gives us a very big head start in a market as efficient as that for fixed-income securities. Significantly, it's a head start our shareholders enjoy year after year. Especially in bond funds, cost matters.

       Market indexes, of course, are the ultimate in efficiency because they exist only on paper and have no operating expenses or transaction costs. Matching the Lehman Aggregate Bond Index is especially tough for a bond portfolio, since the Index's tremendous breadth--encompassing some 6,300 separate securities--makes it impractical for a real portfolio to precisely duplicate its holdings. Nonetheless, our Total Bond Market Portfolio has closely tracked the Index over the past decade--lagging by only 0.3 percentage point annually--because of the skill of our investment adviser, Vanguard Fixed Income Group. The adviser carefully selects a sampling of more than 500 securities that as a group parallel the characteristics and performance of the Index. Adroit trading minimizes transaction costs.

       Our other Portfolios are only a few years old, yet already they are following the example set by their older sibling: tracking their target indexes very closely while strongly outperforming their real-world competitors. The adjacent table presents the average annual return of our other Portfolios from their inception through year-end 1997, along with the growth of hypothetical $10,000 investments in each Portfolio. The same data are presented for each Portfolio's average competitor and target Index.

--------------------------------------------------------------------
                                              TOTAL RETURNS
                                         SINCE INCEPTION THROUGH
                                            DECEMBER 31, 1997
                                      ------------------------------
                                       AVERAGE      FINAL VALUE OF
                                       ANNUAL          A $10,000
PORTFOLIO (INCEPTION DATE)              RATE      INITIAL INVESTMENT
--------------------------------------------------------------------
TOTAL BOND MARKET PORTFOLIO-
  INSTITUTIONAL SHARES (9/18/1995)*    +7.8%           $11,873
Average Intermediate-Term
  U.S. Government Fund                 +6.4             11,523
Lehman Aggregate Bond Index            +7.7             11,859
--------------------------------------------------------------------
SHORT-TERM BOND (3/1/1994)             +6.2%           $12,585
Average Short-Term U.S.
  Government Fund                      +5.2             12,148
Lehman 1-5 Year Government/
  Corporate Index                      +6.3             12,630
--------------------------------------------------------------------
INTERMEDIATE-TERM BOND (3/1/1994)      +7.5%           $13,193
Average Intermediate-Term
  U.S. Government Fund                 +5.8             12,433
Lehman 5-10 Year Government/
  Corporate Index                      +7.6             13,246
--------------------------------------------------------------------
LONG-TERM BOND (3/1/1994)              +9.4%           $14,118
Average General U.S.
  Government Fund                      +5.8             12,419
Lehman Long Government/
  Corporate Index                      +9.6             14,210
--------------------------------------------------------------------

*Minimum investment $10 million.

       The "Vanguard advantage" amassed by each of these fledgling Portfolios over its competitive group already amounts to significant sums. Based on initial $10,000 investments, the performance advantage ranges from $350 for the Institutional Shares of our Total Bond Market Portfolio (after only 21/4 years of existence) to $1,700 for our Long-Term Bond Portfolio, which has been operating for less than four years. The Short-Term, Intermediate-Term, and Long-Term Bond Portfolios all operate at the same 0.20% annual expense ratio that applies to the Investor Shares of our Total Bond Market Portfolio. The Institutional Shares of Total Bond Market Portfolio incur a rock-bottom expense ratio of 0.10%, or just $1 annually per $1,000 of assets.

       Over their brief lifetimes, these Portfolios have come remarkably close to their Index benchmarks. Indeed, the Institutional Shares have matched the return of the Lehman Aggregate Bond Index. The tiny gaps between returns on the other Portfolios and their Indexes are entirely the result of the operating costs that the Portfolios must incur.

IN SUMMARY

The bond market provided excellent returns in 1997, especially after considering the extremely low rate of inflation (consumer prices rose just 1.7% during the year). Investors in U.S. stocks, meanwhile, experienced returns that were nothing short of remarkable. But a sensible investor understands that the financial markets are not a one-way street. Risk is an inescapable element of investing, even when the markets are providing generous rewards.

       However, the greatest risk is failure to invest in the first place. We believe that a sound approach to the risks of the financial markets is to hold a balanced portfolio that includes not only bond funds, but also stock funds and money market funds. Investors who maintain such portfolios--allocated in accordance with their time horizon, financial situation, and tolerance for market volatility--should be well prepared to "stay the course" toward their investment objectives, no matter what the future has in store.


/s/ JOHN C. BOGLE           /s/ JOHN J. BRENNAN
John C. Bogle               John J. Brennan
Chairman of the Board       President


January 19, 1998



PORTFOLIO STATISTICS
--------------------------------------------------------------------------------------------------------------------------
                                                                    NET ASSET VALUE
                             TOTAL                                    PER SHARE              12 MONTHS            SEC
                           NET ASSETS                            -------------------     ------------------     CURRENT
                           (MILLIONS)      AVERAGE    AVERAGE    DEC. 31,   DEC. 31,     INCOME       TOTAL    ANNUALIZED
PORTFOLIO                 DEC. 31, 1997   MATURITY    QUALITY      1996       1997      DIVIDENDS    RETURN       YIELD
--------------------------------------------------------------------------------------------------------------------------
Total Bond Market-
  Investor Shares            $5,129       8.8 years     Aaa     $  9.84     $10.09       $0.645      + 9.4%     6.22%
  Institutional Shares        1,628       8.8 years     Aaa        9.84      10.09        0.655      + 9.6      6.32
Short-Term Bond                 446       2.6 years     Aaa        9.92      10.00        0.597      + 7.0      5.77
Intermediate-
  Term Bond                     687       7.0 years     Aa1        9.96      10.20        0.661      + 9.4      6.09
Long-Term Bond                   88      21.7 years     Aa1       10.08      10.78        0.678      +14.3      6.21
--------------------------------------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
Year Ended December 31, 1997

U.S. EQUITY MARKETS

Despite some year-end rockiness, 1997 again provided U.S. equity investors with exceptional returns, as illustrated by the 33.4% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets in the fourth quarter. Beginning in late October, the U.S. market grew increasingly volatile, a direct result of investors' struggle to understand the nature and implications of Asia's economic turmoil. By the end of the year, it appeared that a new consensus was emerging, grounded in two basic beliefs: (1) that the collapse of currencies in the Far East would help keep inflation tame in the United States and (2) that slower growth in Asia would most likely lead to weaker corporate profits over the next several years.

       As the dust continued to settle, many investors sought havens traditional in periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities, consumer staples, and health care. The closing weeks of 1997 saw a broad advance in these "safe" sectors, with utilities gaining 20.1% and consumer staples 10.4% in the last quarter. By contrast, more economically sensitive sectors were thrashed in the wake of the Asian crisis, with technology issues falling 12.3% and producer durables down 9.0% over the three months. After posting strong results in the third quarter, small-company stocks also suffered in the fourth, falling 3.3%.


----------------------------------------------------------------------------------
                                                 AVERAGE ANNUALIZED RETURNS
                                               PERIODS ENDED DECEMBER 31, 1997
                                             -------------------------------------
                                              1 YEAR       3 YEARS       5 YEARS
----------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                              33.4%         31.2%        20.3%
   Russell 2000 Index                         22.4          22.3         16.4
   MSCI EAFE Index                             2.1           6.6         11.7
----------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                 9.7%         10.4%         7.5%
   Lehman 10-Year Municipal Bond Index         9.2          10.2          7.6
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                 5.3           5.4          4.7
----------------------------------------------------------------------------------
OTHER
   Consumer Price Index                        1.7%          2.5%         2.6%
----------------------------------------------------------------------------------

       The year-end excitement did not detract from 1997's overall record as a stellar year for U.S. stock investors. The best-performing sector was financial services, which rose 46.9%. This sector benefited from a number of factors, including the strength of the economy, the vibrant financial markets, and merger activity. By contrast, the commodity-oriented materials & processing sector posted a gain of "only" 12.3%--in itself more than a percentage point above the long-term average return from common stocks. Small-cap stocks also fared well overall, as illustrated by the 22.4% increase of the Russell 2000 Index. Small-company technology issues were the most glaring exception, mustering a gain in 1997 of just 1.1%.

U.S. FIXED-INCOME MARKETS

In a year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 9.7% for 1997, comprising 7.2% in income return and 2.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. By year-end, however, the worries seemed to have been unnecessary, as the actual CPI increase was a mere 1.7%--its smallest increase since 1986.

       The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. In the fourth quarter, the market also was bolstered by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the year at 5.92%, compared with 6.64% on December 31, 1996. Falling rates flattened the yield curve considerably: Only 0.57% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.47% at the end of 1996.

       The best-performing sector in 1997 was long-term Treasuries, as illustrated by the 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 25.7% in U.S. dollar terms; the Index fell 20.7% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 23.6% (including a 19.7% drop in the fourth quarter); Thailand, down 76.8%; and Malaysia, down 68.1%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries.

       By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 23.7% for the 12 months. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

PORTFOLIO PROFILE
Total Bond Market Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 9.


FINANCIAL ATTRIBUTES
-----------------------------------------------------------
Number of Issues                                        535
Yield--Investor Shares                                 6.2%
Yield--Institutional Shares                            6.3%
Yield to Maturity                                      6.3%
Average Coupon                                         7.4%
Average Maturity                                  8.8 years
Average Quality                                         Aaa
Average Duration                                  4.4 years
Expense Ratio--Investor Shares                        0.20%
Expense Ratio--Institutional Shares                   0.10%
Cash Reserves                                          2.1%


VOLATILITY MEASURES
-----------------------------------------------------------
                         TOTAL BOND MARKET
                                 PORTFOLIO          LEHMAN
                           INVESTOR SHARES          INDEX*
-----------------------------------------------------------
R-Squared                             1.00            1.00
Beta                                  0.99            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------------------------
Under 1 Year                                       2.8%
1-5 Years                                         42.6
5-10 Years                                        35.4
10-20 Years                                        4.4
20-30 Years                                       13.8
Over 30 Years                                      1.0
-----------------------------------------------------------
Total                                            100.0%


INVESTMENT FOCUS
------------------------------------------------------------
[GRAPHIC]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------------
Aaa                                               73.3%
Aa                                                 4.1
A                                                 12.9
Baa                                                9.6
Ba                                                 0.1
B                                                  0.0
Not Rated                                          0.0
--------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------------
Asset-Backed                                       3.4%
Finance                                           12.5
Foreign                                            3.1
Industrial                                         8.9
Mortgage                                          31.0
U.S. Government and Agency                         1.0
U.S. Treasury                                     37.6
Utilities                                          2.5
--------------------------------------------------------
Total                                            100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Short-Term Bond Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                      132
Yield                                                 5.8%
Yield to Maturity                                     5.8%
Average Coupon                                        7.2%
Average Maturity                                 2.6 years
Average Quality                                        Aaa
Average Duration                                 2.3 years
Expense Ratio                                        0.20%
Cash Reserves                                         1.7%

VOLATILITY MEASURES
------------------------------------------------------------
                           SHORT-TERM BOND          LEHMAN
                                 PORTFOLIO          INDEX*
------------------------------------------------------------
R-Squared                             0.95            1.00
Beta                                  0.53            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------------
Under 1 Year                                       5.5%
1-3 Years                                         58.7
3-5 Years                                         35.1
Over 5 Years                                       0.7
--------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
--------------------------------------------------------
[GRAPHIC]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------------
Aaa                                               76.3%
Aa                                                 4.3
A                                                 13.4
Baa                                                6.0
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
--------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------------
Asset-Backed                                       4.4%
Finance                                           12.7
Foreign                                            2.2
Industrial                                         6.3
Mortgage                                           0.0
U.S. Government and Agency                         0.4
U.S. Treasury                                     71.1
Utilities                                          2.9
--------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
Intermediate-Term Bond Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                       150
Yield                                                 6.1%
Yield to Maturity                                     6.1%
Average Coupon                                        7.6%
Average Maturity                                 7.0 years
Average Quality                                        Aa1
Average Duration                                 5.3 years
Expense Ratio                                        0.20%
Cash Reserves                                         3.9%

VOLATILITY MEASURES
----------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                            BOND PORTFOLIO          INDEX*
----------------------------------------------------------
R-Squared                             0.99            1.00
Beta                                  1.23            1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       2.6%
1-5 Years                                          7.3
5-10 Years                                        86.9
10-20 Years                                        2.5
20-30 Years                                        0.4
Over 30 Years                                      0.3
-------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
-------------------------------------------------------
[GRAPHIC]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
Aaa                                               61.4%
Aa                                                 2.2
A                                                 18.0
Baa                                               18.4
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------------------
Asset-Backed                                       1.2%
Finance                                           14.3
Foreign                                            5.1
Industrial                                        16.1
Mortgage                                           0.0
U.S. Government and Agency                         2.6
U.S. Treasury                                     56.1
Utilities                                          4.6
-------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
Long-Term Bond Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                       106
Yield                                                 6.2%
Yield to Maturity                                     6.4%
Average Coupon                                        8.0%
Average Maturity                                21.7 years
Average Quality                                        Aa1
Average Duration                                10.1 years
Expense Ratio                                        0.20%
Cash Reserves                                         2.3%

VOLATILITY MEASURES
----------------------------------------------------------
                            LONG-TERM BOND          LEHMAN
                                 PORTFOLIO          INDEX*
----------------------------------------------------------
R-Squared                             0.96            1.00
Beta                                  2.00            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       0.5%
1-5 Years                                          1.3
5-10 Years                                         3.8
10-20 Years                                       18.9
20-30 Years                                       72.0
Over 30 Years                                      3.5
-------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
-------------------------------------------------------
[GRAPHIC]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
Aaa                                               62.4%
Aa                                                 6.1
A                                                 16.8
Baa                                               14.7
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------------------
Asset-Backed                                       0.0%
Finance                                            9.9
Foreign                                            3.4
Industrial                                        16.9
Mortgage                                           0.0
U.S. Government and Agency                         0.0
U.S. Treasury                                     61.3
Utilities                                          8.5
-------------------------------------------------------
Total                                            100.0%

PERFORMANCE SUMMARY
Total Bond Market Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: DECEMBER 11, 1986-DECEMBER 31, 1997
--------------------------------------------------------------
               TOTAL BOND MARKET PORTFOLIO         LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------------
1986         -0.6%       0.4%        -0.2%        -0.2%
1987         -7.4        8.5          1.1          2.8
1988         -1.6        9.0          7.4          7.9
1989          4.3        9.3         13.6         14.5
1990         -0.3        8.9          8.6          9.0
1991          6.4        8.8         15.2         16.0
1992         -0.2        7.3          7.1          7.4
1993          3.0        6.7          9.7          9.8
1994         -8.8        6.1         -2.7         -2.9
1995         10.6        7.6         18.2         18.5
1996         -3.0        6.6          3.6          3.6
1997          2.5        6.9          9.4          9.7
--------------------------------------------------------------

*Lehman Aggregate Bond Index.

See Financial Highlights table on page 44 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: DECEMBER 31, 1987-DECEMBER 31, 1997
-------------------------------------------------------------------------------
                TOTAL BOND         AVERAGE INTERMEDIATE        LEHMAN AGGREGATE
             MARKET PORTFOLIO      U.S. GOVERNMENT FUND           BOND INDEX
-------------------------------------------------------------------------------
1987   12        10000                    10000                    10000
1988   03        10348                    10339                    10376
1988   06        10461                    10440                    10498
1988   09        10657                    10613                    10707
1988   12        10727                    10673                    10789
1989   03        10821                    10783                    10912
1989   06        11642                    11446                    11780
1989   09        11757                    11504                    11911
1989   12        12184                    11926                    12357
1990   03        12051                    11885                    12258
1990   06        12479                    12219                    12705
1990   09        12573                    12329                    12812
1990   12        13233                    12941                    13464
1991   03        13577                    13176                    13841
1991   06        13794                    13373                    14064
1991   09        14548                    14014                    14860
1991   12        15246                    14803                    15618
1992   03        15050                    14494                    15418
1992   06        15638                    15083                    16039
1992   09        16295                    15688                    16725
1992   12        16329                    15702                    16774
1993   03        17008                    16239                    17467
1993   06        17466                    16608                    17928
1993   09        17939                    16945                    18395
1993   12        17905                    16999                    18409
1994   03        17419                    16512                    17881
1994   06        17242                    16297                    17695
1994   09        17329                    16309                    17802
1994   12        17424                    16366                    17872
1995   03        18261                    17047                    18774
1995   06        19356                    17924                    19916
1995   09        19718                    18159                    20305
1995   12        20585                    18932                    21173
1996   03        20191                    18550                    20798
1996   06        20311                    18598                    20916
1996   09        20673                    18843                    21300
1996   12        21315                    19440                    21941
1997   03        21182                    19268                    21819
1997   06        21935                    19877                    22620
1997   09        22680                    20383                    23368
1997   12        23335                    21011                    24058
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                               AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED DECEMBER 31, 1997
                                             ---------------------------------     FINAL VALUE OF A
                                             1 YEAR      5 YEARS      10 YEARS    $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Total Bond Market Portfolio*                 9.42%        7.39%        8.84%            $23,335
Average Intermediate U.S. Government Fund    8.08         6.00         7.71              21,011
Lehman Aggregate Bond Index                  9.65         7.48         9.18              24,058
------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the $10 annual account maintenance fee.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                                 INCEPTION                               ---------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Total Bond Market Portfolio*                    12/11/1986       9.42%       7.39%         1.17%        7.67%       8.84%
---------------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

PERFORMANCE SUMMARY
Total Bond Market Portfolio-Institutional Shares

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: SEPTEMBER 18, 1995-DECEMBER 31, 1997
---------------------------------------------------------------
              TOTAL BOND MARKET PORTFOLIO-
                  INSTITUTIONAL SHARES            LEHMAN*
FISCAL      CAPITAL     INCOME       TOTAL         TOTAL
YEAR        RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------------
1995          2.7%       1.8%        4.5%          4.4%
1996         -3.0        6.7         3.7           3.6
1997          2.5        7.1         9.6           9.7
---------------------------------------------------------------

*Lehman Aggregate Bond Index.

See Financial Highlights table on page 44 for dividend and capital gains information since the Portfolio's inception.



CUMULATIVE PERFORMANCE: SEPTEMBER 18, 1995-DECEMBER 31, 1997
-------------------------------------------------------------------------
                VBIF - TOTAL    AVERAGE INTERMEDIATE   LEHMAN AGGREGATE
                BND MKT INST    U.S. GOVERNMENT FUND      BOND INDEX
-------------------------------------------------------------------------
9/18/95           10000000            10000000            10000000
1995     09       10009145            10009145            10009145
1995     12       10452849            10383487            10435534
1996     03       10256352            10205324            10250365
1996     06       10320662            10238831            10310151
1996     09       10507702            10386490            10499593
1996     12       10837942            10672248            10815527
1997     03       10773716            10616721            10755184
1997     06       11160477            10943263            11150428
1997     09       11542845            11235066            11519103
1997     12       11873019            11523235            11859226
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED DECEMBER 31, 1997
                                            --------------------------------      FINAL VALUE OF A
                                             1 YEAR          SINCE INCEPTION   $10,000,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
Total Bond Market Portfolio-
  Institutional Shares                       9.55%                7.80%                $11,873,019
Average Intermediate U.S. Government Fund    8.08                 6.40                  11,523,235
Lehman Aggregate Bond Index                  9.65                 7.75                  11,859,226
-------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                             INCEPTION                   ----------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Total Bond Market Portfolio-Institutional Shares             9/18/1995      9.55%         0.97%        6.83%       7.80%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Short-Term Bond Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: MARCH 1, 1994-DECEMBER 31, 1997
------------------------------------------------------------
                SHORT-TERM BOND PORTFOLIO          LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
------------------------------------------------------------
1994         -5.0%       4.6%        -0.4%         -0.2%
1995          6.0        6.9         12.9          12.9
1996         -1.5        6.0          4.5           4.7
1997          0.8        6.2          7.0           7.1
------------------------------------------------------------

*Lehman 1-5 Year Government/Corporate Index.

See Financial Highlights table on page 45 for dividend and capital gains information since the Portfolio's inception.


--------------------------------------------------------------------------
CUMULATIVE PERFORMANCE: MARCH 1, 1994-DECEMBER 31, 1997
--------------------------------------------------------------------------
              VBIF - SHORT-TERM      AVERAGE SHORT       LEHMAN 1-5 YEAR
                     BOND        U.S. GOVERNMENT FUND   GOV'T./CORP. INDEX
--------------------------------------------------------------------------
3/1/94               10000              10000             10000
1994    03            9933               9933              9933
1994    06            9904               9846              9903
1994    09            9985               9916              9994
1994    12            9962               9887              9977
1995    03           10356              10221             10363
1995    06           10761              10564             10779
1995    09           10932              10720             10944
1995    12           11244              11000             11262
1996    03           11230              10987             11253
1996    06           11328              11040             11350
1996    09           11510              11210             11547
1996    12           11754              11423             11788
1997    03           11797              11487             11828
1997    06           12086              11726             12125
1997    09           12356              11957             12404
1997    12           12580              12148             12630
-------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED DECEMBER 31, 1997
                                             -------------------------------        FINAL VALUE OF A
                                             1 YEAR          SINCE INCEPTION       $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
Short-Term Bond Portfolio*                   7.02%                6.17%                   $12,580
Average Short U.S. Government Fund           6.35                 5.20                     12,148
Lehman 1-5 Year Government/
  Corporate Index                            7.13                 6.28                     12,630
--------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE INCEPTION
                                                              INCEPTION                  ----------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Portfolio*                                     3/1/1994      7.02%         0.01%        6.16%       6.17%
---------------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

PERFORMANCE SUMMARY
Intermediate-Term Bond Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: MARCH 1, 1994-DECEMBER 31, 1997
-----------------------------------------------------------
            INTERMEDIATE-TERM BOND PORTFOLIO       LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------
1994         -8.2%       5.3%        -2.9%         -2.9%
1995         13.3        7.8         21.1          21.4
1996         -3.9        6.5          2.6           2.7
1997          2.4        7.0          9.4           9.4
-----------------------------------------------------------

*Lehman 5-10 Year Government/Corporate Index.

See Financial Highlights table on page 45 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: MARCH 1, 1994-DECEMBER 31, 1997
------------------------------------------------------------------------------
              VBIF - INTER-TERM   AVERAGE INTERMEDIATE     LEHMAN 5-10 YEAR
                   BOND           U.S. GOVERNMENT FUND    GOV'T./CORP. INDEX
------------------------------------------------------------------------------
3/1/94             10000               10000                  10000
1994      03        9790                9790                   9790
1994      06        9662                9665                   9667
1994      09        9703                9701                   9723
1994      12        9711                9685                   9726
1995      03       10239               10107                  10276
1995      06       10993               10625                  11043
1995      09       11195               10799                  11261
1995      12       11754               11204                  11810
1996      03       11457               10998                  11516
1996      06       11468               11024                  11531
1996      09       11674               11206                  11750
1996      12       12051               11504                  12128
1997      03       11921               11424                  11993
1997      06       12373               11783                  12461
1997      09       12819               12122                  12911
1997      12       13184               12433                  13246
------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED DECEMBER 31, 1997
                                            ---------------------------------       FINAL VALUE OF A
                                             1 YEAR          SINCE INCEPTION       $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
Intermediate-Term Bond Portfolio*            9.39%                7.47%                   $13,184
Average Intermediate U.S. Government Fund    8.08                 5.84                     12,433
Lehman 5-10 Year Government/
  Corporate Index                            9.43                 7.60                     13,246
-------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the $10 annual account maintenance fee.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------
                                                                                     SINCE INCEPTION
                                                  INCEPTION                  ----------------------------------
                                                    DATE        1 YEAR        CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------
Intermediate-Term Bond Portfolio*                  3/1/1994      9.39%         0.60%        6.87%       7.47%
---------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

PERFORMANCE SUMMARY
Long-Term Bond Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: MARCH 1, 1994-DECEMBER 31, 1997
----------------------------------------------------------
                LONG-TERM BOND PORTFOLIO         LEHMAN*
FISCAL      CAPITAL     INCOME       TOTAL        TOTAL
YEAR        RETURN      RETURN      RETURN       RETURN
----------------------------------------------------------
1994        -10.4%       5.9%        -4.5%        -4.6%
1995         21.0        8.7         29.7         30.0
1996         -6.8        6.5         -0.3          0.1
1997          6.9        7.4         14.3         14.5
----------------------------------------------------------

*Lehman Long Government/Corporate Index.

See Financial Highlights table on page 46 for dividend and capital gains information since the Portfolio's inception.



-----------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE: MARCH 1, 1994-DECEMBER 31, 1997
-----------------------------------------------------------------------------------
                  VBIF - LONG-TERM    AVERAGE GENERAL        LEHMAN LONG GOV'T./
                       BOND         U.S. GOVERNMENT FUND      CORPORATE INDEX
-----------------------------------------------------------------------------------
3/1/94                 10000               10000                   10000
1994      03            9706                9706                    9706
1994      06            9437                9532                    9433
1994      09            9388                9535                    9399
1994      12            9543                9560                    9558
1995      03           10155                9992                   10189
1995      06           11196               10569                   11252
1995      09           11477               10755                   11542
1995      12           12373               11217                   12420
1996      03           11608               10920                   11669
1996      06           11595               10937                   11677
1996      09           11784               11104                   11877
1996      12           12334               11410                   12438
1997      03           11984               11300                   12090
1997      06           12620               11704                   12750
1997      09           13331               12071                   13459
1997      12           14093               12419                   14210
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED DECEMBER 31, 1997
                                         -------------------------------      FINAL VALUE OF A
                                         1 YEAR          SINCE INCEPTION     $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------
Long-Term Bond Portfolio*                14.25%                9.36%                $14,093
Average General U.S. Government Fund      8.84                 5.81                  12,419
Lehman Long Government/
  Corporate Index                        14.52                 9.59                  14,210
--------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION
                                            INCEPTION                  ---------------------------------
                                              DATE        1 YEAR        CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------
Long-Term Bond Portfolio*                    3/1/1994     14.25%         2.06%        7.30%       9.36%
--------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

FINANCIAL STATEMENTS
December 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
TOTAL BOND MARKET PORTFOLIO                                 COUPON                   DATE              (000)       (000)
--------------------------------------------------------------------------------------------------------------------------
U.S GOVERNMENT AND AGENCY OBLIGATIONS (68.2%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (36.9%)
U.S. Treasury Bonds                                          7.25%    5/15/2016-8/15/2022         $    5,005   $    5,771
U.S. Treasury Bonds                                          7.50%             11/15/2016              3,235        3,775
U.S. Treasury Bonds                                         7.625%              2/15/2007                670          712
U.S. Treasury Bonds                                         7.875%   11/15/2007-2/15/2021             15,095       18,525
U.S. Treasury Bonds                                          8.00%             11/15/2021            115,650      144,244
U.S. Treasury Bonds                                         8.125%    8/15/2019-8/15/2021            298,020      374,019
U.S. Treasury Bonds                                          8.50%              2/15/2020             38,670       50,271
U.S. Treasury Bonds                                          8.75%    5/15/2017-8/15/2020             77,550      102,438
U.S. Treasury Bonds                                         8.875%    8/15/2017-2/15/2019             72,635       96,532
U.S. Treasury Bonds                                         9.125%    5/15/2009-5/15/2018             16,340       22,166
U.S. Treasury Bonds                                          9.25%              2/15/2016                835        1,133
U.S. Treasury Bonds                                         9.375%              2/15/2006                110          135
U.S. Treasury Bonds                                         9.875%             11/15/2015              4,390        6,246
U.S. Treasury Bonds                                         10.00%              5/15/2010              2,000        2,485
U.S. Treasury Bonds                                        10.375%  11/15/2009-11/15/2012            131,370      169,941
U.S. Treasury Bonds                                         10.75%    2/15/2003-8/15/2005             42,270       54,956
U.S. Treasury Bonds                                        11.125%              8/15/2003              1,135        1,424
U.S. Treasury Bonds                                         11.25%              2/15/2015                200          313
U.S. Treasury Bonds                                        11.625%  11/15/2002-11/15/2004             13,650       17,072
U.S. Treasury Bonds                                         11.75%   2/15/2010-11/15/2014              1,085        1,588
U.S. Treasury Bonds                                         12.00%              8/15/2013                350          516
U.S. Treasury Bonds                                        12.375%              5/15/2004                100          135
U.S. Treasury Bonds                                         12.75%             11/15/2010                380          542
U.S. Treasury Bonds                                        13.375%              8/15/2001              2,600        3,246
U.S. Treasury Bonds                                         14.00%             11/15/2011              3,420        5,312
U.S. Treasury Notes                                         5.375%              5/31/1998              1,800        1,799
U.S. Treasury Notes                                         5.625%   11/30/2000-2/28/2001             45,800       45,717
U.S. Treasury Notes                                          5.75%             10/31/2002             22,950       22,975

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                            COUPON                   DATE              (000)       (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                                         5.875%    8/15/1998-7/31/1999         $   74,510    $  74,721
U.S. Treasury Notes                                          6.00%              8/15/1999             21,750       21,857
U.S. Treasury Notes                                          6.25%    4/30/2001-2/28/2002            161,400      164,297
U.S. Treasury Notes                                         6.375%    1/15/1999-3/31/2001            151,350      153,045
U.S. Treasury Notes                                          6.50%    4/30/1999-8/15/2005             31,920       32,425
U.S. Treasury Notes                                         6.625%    6/30/2001-4/30/2002            120,845      124,843
U.S. Treasury Notes                                          6.75%    5/31/1999-4/30/2000             83,925       85,325
U.S. Treasury Notes                                         6.875%    7/31/1999-5/15/2006            243,855      259,065
U.S. Treasury Notes                                          7.00%    4/15/1999-7/15/2006             26,800       27,305
U.S. Treasury Notes                                          7.25%              8/15/2004                375          405
U.S. Treasury Notes                                          7.50%   10/31/1999-2/15/2005             53,180       55,869
U.S. Treasury Notes                                          7.75%   11/30/1999-2/15/2001            132,285      137,634
U.S. Treasury Notes                                         7.875%    1/15/1998-8/15/2001             90,160       94,047
U.S. Treasury Notes                                          8.00%              8/15/1999             38,925       40,302
U.S. Treasury Notes                                          8.50%              2/15/2000              2,450        2,586
U.S. Treasury Notes                                          8.75%              8/15/2000             46,300       49,697
U.S. Treasury Notes                                         8.875%              2/15/1999             15,000       15,518
U.S. Treasury Notes                                          9.25%              8/15/1998              1,000        1,022
U.S. Treasury Strip                                          0.00%              8/15/2001              1,000          815
                                                                                                              ------------
                                                                                                                2,494,766
                                                                                                              ------------
AGENCY BONDS AND NOTES (1.0%)
Federal Home Loan Bank                                       5.90%               6/9/2000              1,000        1,002
Federal Home Loan Bank                                       8.60%              1/25/2000                110          116
Federal Home Loan Mortgage Corp.                             6.09%               3/1/2000                285          285
Federal Home Loan Mortgage Corp.                            6.155%              9/15/2000              1,000        1,009
Federal Home Loan Mortgage Corp.                            6.785%               3/1/2006              9,525        9,577
Federal Home Loan Mortgage Corp.                             7.09%               6/1/2005              4,400        4,469
Federal National Mortgage Assn.                              4.95%              9/30/1998              2,350        2,339
Federal National Mortgage Assn.                              5.35%              8/12/1998             12,350       12,326
Federal National Mortgage Assn.                              5.80%             12/10/2003              2,300        2,285
Federal National Mortgage Assn.                              5.90%               7/6/2000              3,000        3,006
Federal National Mortgage Assn.                              6.20%              7/10/2003                625          620
Federal National Mortgage Assn.                              6.25%              8/12/2003              8,200        8,150
Federal National Mortgage Assn.                              6.35%              8/10/1999                100          101
Federal National Mortgage Assn.                              6.40%              3/25/2003              5,000        5,001
Federal National Mortgage Assn.                              7.55%              6/10/2004              8,900        9,071
Federal National Mortgage Assn.                              8.10%              8/12/2019                110          134
Federal National Mortgage Assn.                              8.20%              3/10/1998                225          226
Federal National Mortgage Assn.                              8.25%             12/18/2000                100          107
Federal National Mortgage Assn.                              8.35%             11/10/1999                270          282
Federal National Mortgage Assn.                              8.45%              7/12/1999                110          114
Federal National Mortgage Assn.                              8.70%              6/10/1999                110          114
Federal National Mortgage Assn.                              9.55%              3/10/1999                225          235
Government Trust Certificate                                9.625%              5/15/2002                403          429
Private Export Funding Corp.                                 8.40%              7/31/2001                225          243
Resolution Funding Corp.                                    8.125%             10/15/2019                550          670
Resolution Funding Corp.                                    8.625%              1/15/2030                110          149
Resolution Funding Corp.                                    8.875%              7/15/2020                280          368
Small Business Administration Variable Rate
   Interest-Only Custodial Receipts                         2.719%              6/25/2000             19,251        1,760
Tennessee Valley Authority                                  8.375%              10/1/1999                610          636
                                                                                                               -----------
                                                                                                                   64,824
                                                                                                               -----------
MORTGAGE-BACKED SECURITIES (30.3%)
Bear Stearns Collateralized Mortgage Obligation
   Series 1988-4B (Secured by Federal Home
   Loan Mortgage Corp.)                                      9.20%              11/1/2018 (1)             83           84
Federal Home Loan Mortgage Corp.                             5.50%     12/1/1998-6/1/2011 (1)          5,618        5,524
Federal Home Loan Mortgage Corp.                             6.00%      6/1/1998-4/1/2026 (1)         69,347       68,336
Federal Home Loan Mortgage Corp.                             6.50%     2/1/1998-11/1/2027 (1)        165,139      164,829
Federal Home Loan Mortgage Corp.                             7.00%     1/1/1998-12/1/2027 (1)        216,556      219,445
Federal Home Loan Mortgage Corp.                             7.50%     3/1/1998-12/1/2027 (1)        203,253      208,538

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
TOTAL BOND MARKET PORTFOLIO                                 COUPON                   DATE              (000)       (000)
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                             8.00%     5/1/2002-12/1/2027 (1)       $112,629    $ 116,745
Federal Home Loan Mortgage Corp.                             8.50%      9/1/2001-8/1/2027 (1)         34,068       35,607
Federal Home Loan Mortgage Corp.                             9.00%     8/1/2001-11/1/2027 (1)         20,183       21,523
Federal Home Loan Mortgage Corp.                             9.50%      4/1/2016-6/1/2025 (1)         10,055       10,852
Federal Home Loan Mortgage Corp.                            10.00%      7/1/2000-4/1/2025 (1)          1,790        1,963
Federal Home Loan Mortgage Corp.                            10.50%     9/1/2000-12/1/2015 (1)            470          498
Federal Home Loan Mortgage Corp.                            11.25%               8/1/2014 (1)             29           32
Federal Housing Administration                               7.43%              10/1/2020 (1)            527          537
Federal National Mortgage Assn.                              5.50%      1/1/2001-6/1/2009 (1)          2,092        2,044
Federal National Mortgage Assn.                              6.00%     10/1/2000-2/1/2027 (1)         36,792       36,209
Federal National Mortgage Assn.                              6.50%     2/1/2000-11/1/2027 (1)        109,186      108,726
Federal National Mortgage Assn.                              7.00%     9/1/1999-12/1/2027 (1)        198,214      200,426
Federal National Mortgage Assn.                              7.50%      1/1/2000-8/1/2027 (1)        129,148      132,530
Federal National Mortgage Assn.                              7.75%              10/1/2002 (1)            811          821
Federal National Mortgage Assn.                              8.00%      9/1/1998-9/1/2027 (1)         78,889       81,852
Federal National Mortgage Assn.                              8.50%     12/1/1998-7/1/2027 (1)         31,033       32,503
Federal National Mortgage Assn.                              9.00%      6/1/1998-1/1/2027 (1)         16,801       17,877
Federal National Mortgage Assn.                              9.50%     10/1/2001-2/1/2025 (1)          7,163        7,718
Federal National Mortgage Assn.                             10.00%      8/1/2005-6/1/2022 (1)          2,678        2,906
Federal National Mortgage Assn.                             10.50%     11/1/2000-8/1/2020 (1)            776          857
Government National Mortgage Assn.                           6.00%     3/1/2009-5/15/2026 (1)         10,636       10,386
Government National Mortgage Assn.                           6.50%    9/15/2008-6/15/2026 (1)         50,643       50,459
Government National Mortgage Assn.                           7.00%   6/15/2008-12/15/2027 (1)        121,237      122,714
Government National Mortgage Assn.                           7.50%   1/15/2008-11/15/2027 (1)        136,516      140,293
Government National Mortgage Assn.                           8.00%   11/15/2001-9/15/2027 (1)        119,449      124,342
Government National Mortgage Assn.                           8.50%    5/15/2010-9/15/2027 (1)         44,465       46,975
Government National Mortgage Assn.                           9.00%    8/15/2001-6/15/2027 (1)         38,063       41,069
Government National Mortgage Assn.                           9.50%     1/1/2004-9/15/2025 (1)         22,022       23,977
Government National Mortgage Assn.                          10.00%    3/15/2000-8/15/2025 (1)          5,174        5,732
Government National Mortgage Assn.                          10.50%   11/15/2010-1/15/2021 (1)          3,370        3,779
Government National Mortgage Assn.                          11.50%   3/15/2010-11/15/2017 (1)            342          393
Resolution Trust Corp. Collateralized Mortgage Obligations  10.35%              8/25/2021 (1)          1,138        1,192
                                                                                                              ------------
                                                                                                                2,050,293
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $4,447,953)                                                                                            4,609,883
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (26.6%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (3.3%)
American Express Credit Account Master Trust                 6.40%              9/15/2002 (1)         20,000       20,303
American Express Credit Europe                              5.375%              9/15/2000 (1)          4,580        4,501
California Infrastructure & Econ. Dev. Bank SP Trust PG&E    6.16%             12/14/2000 (1)          7,875        7,892
California Infrastructure & Econ. Dev. Bank SP Trust PG&E    6.42%              3/25/2005 (1)         11,325       11,431
Discover Card Master Trust                                   5.40%             11/16/2001 (1)         27,450       27,330
First Chicago Master Trust                                   6.25%              8/15/1999 (1)            900          898
First Deposit Master Trust                                   5.75%              6/15/2001 (1)         10,320       10,324
First Deposit Master Trust                                   6.05%              8/15/2002 (1)         33,600       33,658
MBNA Master Credit Card Trust                                5.40%              3/15/1999 (1)          5,000        4,979
MBNA Master Credit Card Trust                                6.05%             11/15/2002 (1)          4,250        4,261
MBNA Master Credit Card Trust                                6.20%              1/29/1998 (1)            950          948
Sears Credit Card Master Trust                               6.05%              2/15/2004 (1)         20,000       19,968
Sears Credit Card Master Trust                               6.25%              1/15/2003 (1)         20,000       20,071
Sears Credit Card Master Trust                               7.00%              1/15/2004 (1)          3,000        3,054
Sears Credit Card Master Trust                               7.25%              7/16/2001 (1)          1,475        1,477
Sears Credit Card Master Trust                               8.10%              6/15/2004 (1)          1,900        1,980
Standard Credit Card Master Trust                            6.75%               6/7/1998 (1)         20,000       20,076
Standard Credit Card Master Trust                            6.80%               4/7/1999 (1)         15,850       16,027
Standard Credit Card Master Trust                            7.85%               2/7/2002 (1)          7,750        8,018
Standard Credit Card Master Trust                           7.875%              11/7/1998 (1)          3,600        3,655
Standard Credit Card Master Trust                           8.875%               7/7/1998 (1)          2,085        2,117
                                                                                                             -------------
                                                                                                                  222,968
                                                                                                             -------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                            COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
FINANCE (12.2%)
American Express Credit Corp.                                6.50%               8/1/2000           $  2,200     $  2,222
American Express Credit Corp.                                8.50%              6/15/1999              2,325        2,407
American General Finance Corp.                              5.875%               7/1/2000              3,770        3,741
American General Finance Corp.                               7.45%               7/1/2002              1,575        1,640
American General Finance Corp.                               8.00%              2/15/2000             12,100       12,523
American General Finance Corp.                               8.50%              8/15/1998              1,450        1,472
Associates Corp.                                             6.25%              3/15/1999              7,500        7,527
Associates Corp.                                            6.375%              8/15/2000             30,000       30,182
Associates Corp.                                             6.50%             10/15/2002             11,975       12,093
Associates Corp.                                            6.625%              5/15/2001              3,300        3,343
Associates Corp.                                            6.625%              6/15/2005              1,000        1,009
Associates Corp.                                             7.50%              5/15/1999              3,700        3,774
Associates Corp.                                             7.50%              4/15/2002              5,800        6,068
Associates Corp.                                            9.125%               4/1/2000              1,000        1,062
Avalon Properties Inc.                                      6.875%             12/15/2007             14,050       14,079
Bank of New York Capital I                                   7.97%             12/31/2026              3,225        3,433
BankAmerica Capital II                                       8.00%             12/15/2026              3,400        3,652
BankAmerica Corp.                                            6.20%              2/15/2006                600          589
BankAmerica Corp.                                            7.50%             10/15/2002                400          420
BankAmerica Corp.                                           7.625%              6/15/2004              1,050        1,117
BankAmerica Corp.                                           9.625%              2/13/2001              1,100        1,206
BankAmerica Corp.                                           10.00%               2/1/2003              4,900        5,678
Barnett Banks, Inc.                                          8.50%              1/15/2007              5,000        5,658
Bear Stearns Co., Inc.                                       6.50%              6/15/2000              4,225        4,247
Bear Stearns Co., Inc.                                      6.625%              1/15/2004              3,150        3,158
Bear Stearns Co., Inc.                                       6.70%               8/1/2003              1,300        1,311
BT Capital Trust B                                           7.90%              1/15/2027              1,100        1,148
CIT Group Holdings                                          6.625%              6/15/2005              7,900        7,975
Camden Property Trust                                        7.00%             11/15/2006              4,250        4,307
Chase Capital I                                              7.67%              12/1/2026              3,100        3,208
Chase Manhattan Corp.                                       8.125%              6/15/2002              1,410        1,508
Chase Manhattan Corp.                                        8.50%              2/15/2002             10,000       10,786
Chase Manhattan Corp.                                      10.375%              3/15/1999              3,000        3,149
Chemical Banking Corp.                                       7.25%              9/15/2002              2,565        2,662
Chrysler Finance Corp.                                      5.375%             10/15/1998                850          847
Chrysler Finance Corp.                                      5.625%              1/15/1999              2,725        2,716
Chrysler Finance Corp.                                      5.875%               2/7/2001              3,500        3,470
Chrysler Finance Corp.                                      6.375%              1/28/2000              2,954        2,967
Chrysler Finance Corp.                                       6.50%              6/15/1998                500          501
Chrysler Finance Corp.                                      6.625%              8/15/2000              3,050        3,083
Citicorp                                                    8.625%              12/1/2002              2,000        2,193
Citicorp                                                     9.50%               2/1/2002              1,000        1,113
Citicorp                                                     9.75%               8/1/1999              4,000        4,216
Comerica, Inc.                                              7.125%              12/1/2013              5,000        5,090
Commercial Credit Corp.                                      5.90%               9/1/2003                550          538
CoreStates Capital Corp.                                    6.625%              3/15/2005              6,900        6,962
CoreStates Capital Corp.                                    9.375%              4/15/2003              1,250        1,419
Countrywide Funding                                          8.25%              7/15/2002              3,750        4,018
Dean Witter Discover & Co.                                   6.25%              3/15/2000              3,000        3,006
Dean Witter Discover & Co.                                   6.75%              8/15/2000              4,000        4,055
Dean Witter Discover & Co.                                   6.75%             10/15/2013                800          796
Dean Witter Discover & Co.                                  6.875%               3/1/2003              2,300        2,351
Equity Residential Properties                                6.55%             11/15/2001             16,750       16,793
Fifth Third Bancorp                                          6.75%              7/15/2005              5,000        5,079
First Bank N.A.                                              7.55%              6/15/2004             10,000       10,592
First Bank System                                           7.625%               5/1/2005              5,000        5,331
First Chicago Corp.                                         6.375%              1/30/2009              5,000        4,903
First Chicago Corp.                                         6.875%              6/15/2003              5,000        5,130
First Chicago Corp.                                         7.625%              1/15/2003              2,400        2,536
First Chicago Corp.                                          9.25%             11/15/2001              1,225        1,351

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
TOTAL BOND MARKET PORTFOLIO                                COUPON                    DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
First Chicago Corp.                                         10.25%               5/1/2001           $  2,750     $  3,079
First Fidelity Bancorp                                      9.625%              8/15/1999                700          738
First Interstate Bancorp                                    8.625%               4/1/1999              8,295        8,557
First Interstate Bancorp                                   10.875%              4/15/2001              2,750        3,127
First Union Corp.                                            8.00%             11/15/2002                100          107
First Union Corp.                                           8.125%              6/24/2002              2,900        3,103
Fleet Capital Trust II                                       7.92%             12/11/2026              3,790        3,988
Fleet Financial Group, Inc.                                 6.875%               3/1/2003                500          510
Fleet Financial Group, Inc.                                 7.125%              4/15/2006              5,700        5,904
Fleet Financial Group, Inc.                                  7.25%               9/1/1999              1,000        1,018
Fleet/Norstar Group                                         8.125%               7/1/2004              4,600        5,010
Ford Capital BV                                              9.00%              8/15/1998              6,300        6,417
Ford Capital BV                                              9.50%               7/1/2001              1,925        2,124
Ford Capital BV                                              9.50%               6/1/2010                825        1,026
Ford Capital BV                                             9.875%              5/15/2002              2,250        2,561
Ford Motor Credit Co.                                        6.75%              5/15/2005              1,385        1,412
Ford Motor Credit Co.                                        6.85%              8/15/2000             17,105       17,402
Ford Motor Credit Co.                                        7.25%              5/15/1999                500          508
Ford Motor Credit Co.                                       8.375%              1/15/2000              2,655        2,769
Ford Motor Credit Co.                                        9.00%              9/15/2001              5,000        5,464
General Electric Capital Corp.                               8.30%              9/20/2009                275          318
General Motors Acceptance Corp.                             6.625%              10/1/2002              5,800        5,888
General Motors Acceptance Corp.                              7.00%               3/1/2000              3,300        3,358
General Motors Acceptance Corp.                             7.125%               6/1/1999              2,950        2,995
General Motors Acceptance Corp.                              8.00%              10/1/1999              3,000        3,096
General Motors Acceptance Corp.                              8.40%             10/15/1999              4,190        4,354
General Motors Acceptance Corp.                              8.50%               1/1/2003              5,500        6,009
General Motors Acceptance Corp.                             8.625%              6/15/1999              4,250        4,403
General Motors Acceptance Corp.                              9.00%             10/15/2002             10,000       11,121
General Motors Acceptance Corp.                             9.375%               4/1/2000              3,515        3,751
General Motors Acceptance Corp.                             9.625%             12/15/2001              1,000        1,117
Great Western Finance                                       6.375%               7/1/2000             16,100       16,159
Great Western Finance                                       8.625%              12/1/1998              2,275        2,328
Health & Retirement Property Trust                           6.75%             12/18/2002             16,250       16,208
Household Finance Corp.                                      6.45%               2/1/2009              2,430        2,393
Household Finance Corp.                                      7.65%              5/15/2007              3,250        3,498
Household Finance Corp.                                      7.75%               6/1/1999              1,000        1,022
Household Finance Corp.                                      8.95%              9/15/1999              3,000        3,133
JDN Realty Corp.                                             6.80%               8/1/2004             10,500       10,523
Lehman Brothers Holdings                                    6.625%             11/15/2000              7,861        7,911
Lehman Brothers Holdings                                     6.90%              1/29/2001             10,800       10,969
Lehman Brothers Holdings                                     7.20%              8/15/2009             16,720       17,121
Lehman Brothers Holdings                                    8.375%              2/15/1999              5,400        5,526
Mellon Bank                                                  6.75%               6/1/2003              2,775        2,832
Mellon Capital II                                           7.995%              1/15/2027              3,150        3,370
Mellon Financial Corp.                                      7.625%             11/15/1999                850          874
Mellon Financial Corp.                                       9.75%              6/15/2001              6,647        7,371
Merrill Lynch & Co., Inc.                                    6.38%              7/18/2000              1,000        1,008
Merrill Lynch & Co., Inc.                                    6.50%               4/1/2001             18,500       18,668
Merrill Lynch & Co., Inc.                                    7.00%              3/15/2006                300          310
Merrill Lynch & Co., Inc.                                    8.00%               2/1/2002              2,600        2,762
Merrill Lynch & Co., Inc.                                    8.30%              11/1/2002              2,735        2,964
Morgan Stanley                                              6.375%               8/1/2002              8,000        8,022
NAC Re Corp.                                                 7.15%             11/15/2005              1,500        1,544
NB Capital Trust II                                          7.83%             12/15/2026              5,000        5,288
NCNB Corp.                                                   9.50%               6/1/2004              1,725        2,005
National City Corp.                                          7.20%              5/15/2005             10,000       10,396
NationsBank Corp.                                            6.50%              3/15/2006              5,000        5,007
NationsBank Corp.                                           6.875%              2/15/2005                580          595
NationsBank Corp.                                            7.00%              9/15/2001              1,800        1,850

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                            COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                            7.25%             10/15/2025          $   1,625    $   1,700
NationsBank Corp.                                            7.75%              8/15/2004              5,000        5,356
NationsBank Texas                                            6.75%              8/15/2000             10,300       10,467
Norwest Corp.                                                6.65%             10/15/2023                 40           39
Norwest Corp.                                               7.125%               4/1/2000                500          511
Norwest Financial, Inc.                                      6.25%              11/1/2002              1,000        1,002
Norwest Financial, Inc.                                     7.875%              2/15/2002              1,000        1,060
Orion Capital Corp.                                          7.25%              7/15/2005              9,200        9,489
Orion Capital Corp.                                         9.125%               9/1/2002              5,421        5,994
Paine Webber Group, Inc.                                     6.50%              11/1/2005                500          494
Paine Webber Group, Inc.                                     7.00%               3/1/2000              5,350        5,426
Paine Webber Group, Inc.                                    7.875%              2/15/2003              2,250        2,379
Pitney Bowes Credit Corp.                                    9.25%              6/15/2008              2,000        2,451
Realty Income Corp.                                          7.75%               5/6/2007              3,000        3,195
Republic New York Corp.                                      7.75%              5/15/2002              3,000        3,175
Republic New York Corp.                                      7.75%              5/15/2009              4,300        4,710
Republic New York Corp.                                      9.70%               2/1/2009              5,000        6,228
Salomon, Inc.                                                6.50%               3/1/2000             17,700       17,803
Salomon, Inc.                                                6.65%              7/15/2001              7,050        7,130
Salomon, Inc.                                                6.70%              12/1/1998              3,000        3,020
Salomon, Inc.                                                6.70%               7/5/2000              2,000        2,022
Salomon Smith Barney Holdings Inc.                           5.50%              1/15/1999              5,000        4,976
Salomon Smith Barney Holdings Inc.                          5.875%               2/1/2001             13,200       13,053
Salomon Smith Barney Holdings Inc.                           6.50%             10/15/2002                300          302
Salomon Smith Barney Holdings Inc.                          6.625%               6/1/2000             10,000       10,102
Salomon Smith Barney Holdings Inc.                           7.00%              5/15/2000              6,000        6,102
Salomon Smith Barney Holdings Inc.                           7.98%               3/1/2000              2,000        2,072
Sears, Roebuck & Co. Acceptance Corp.                       6.125%              1/15/2006              4,500        4,413
Sears, Roebuck & Co. Acceptance Corp.                        6.50%              6/15/2000             18,185       18,322
Security Capital Pacific Trust                               8.05%               4/1/2017              4,300        4,784
Shurgard Storage Centers, Inc.                               7.50%              4/25/2004              3,000        3,137
Simon DeBartolo Group, Inc.                                  6.75%              7/15/2004             10,000        9,997
Spieker Properties Inc.                                      7.50%              10/1/2027                700          715
Summit Bancorp                                              8.625%             12/10/2002              5,000        5,473
Summit Properties Inc.                                       6.80%              8/15/2002              3,500        3,534
Summit Properties Inc.                                       6.95%              8/15/2004             17,500       17,675
Summit Properties Inc.                                       7.20%              8/15/2007              1,000        1,021
SunTrust Banks, Inc.                                         6.00%              2/15/2026              5,000        4,903
SunTrust Banks, Inc.                                        7.375%               7/1/2002              5,000        5,215
SunTrust Banks, Inc.                                        7.375%               7/1/2006              5,000        5,290
SunTrust Banks, Inc.                                        8.875%               2/1/1998                115          115
Storage USA                                                  7.00%              12/1/2007              1,050        1,059
Storage USA                                                  7.50%              12/1/2027              5,025        5,099
Texaco Capital Corp.                                         7.50%               3/1/2043                850          905
Texaco Capital Corp.                                         8.25%              10/1/2006              1,000        1,133
Texaco Capital Corp.                                        8.875%               9/1/2021                705          892
Texaco Capital Corp.                                         9.00%             12/15/1999                300          316
Travelers/Aetna Property Casualty Corp.                      6.75%              4/15/2001              9,000        9,164
Travelers/Aetna Property Casualty Corp.                      7.75%              4/15/2026              1,000        1,095
USF&G Corp.                                                 7.125%               6/1/2005                600          620
United Dominion Realty Trust, Inc.                           7.25%              1/15/2007              3,500        3,632
U.S. Leasing International                                  6.625%              5/15/2003                195          198
Wachovia Corp.                                              6.375%              4/15/2003                110          111
Wachovia Corp.                                               6.80%               6/1/2005             10,000       10,225
Wachovia Corp.                                               7.00%             12/15/1999                600          611
Wells Fargo & Co.                                           6.125%              11/1/2003              5,000        4,942
Wells Fargo & Co.                                           6.875%               4/1/2006              6,400        6,548
Wells Fargo Capital I                                        7.96%             12/15/2026              3,600        3,814
                                                                                                              ------------
                                                                                                                  827,517
                                                                                                              ------------

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

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
TOTAL BOND MARKET PORTFOLIO                                 COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (8.7%)
American Stores Co.                                          8.00%               6/1/2026          $  10,500    $  11,892
Anheuser-Busch Cos., Inc.                                    7.10%              6/15/2007              5,050        5,215
Anheuser-Busch Cos., Inc.                                   7.125%               7/1/2017              3,850        3,966
Anheuser-Busch Cos., Inc.                                   7.375%               7/1/2023                800          821
Anheuser-Busch Cos., Inc.                                   8.625%              12/1/2016                626          641
Applied Materials, Inc.                                      8.00%               9/1/2004              1,625        1,758
Archer-Daniels-Midland Co.                                   6.25%              5/15/2003              1,000        1,004
Archer-Daniels-Midland Co.                                  8.875%              4/15/2011              3,745        4,586
Auburn Hills                                                12.00%               5/1/2020                770        1,232
BP America, Inc.                                            9.375%              11/1/2000              1,500        1,627
C.R. Bard, Inc.                                              6.70%              12/1/2026             13,650       13,699
Baxter International, Inc.                                   9.25%             12/15/1999                100          106
Black & Decker Corp.                                        6.625%             11/15/2000             12,000       12,107
Black & Decker Corp.                                         7.50%               4/1/2003             22,800       23,881
The Boeing Co.                                               8.75%              8/15/2021              1,800        2,279
Bowater, Inc.                                               9.375%             12/15/2021              3,000        3,765
Burlington Northern                                          9.25%              10/1/2006                750          883
Burlington Northern Santa Fe Corp.                          6.375%             12/15/2005              6,750        6,695
Burlington Northern Santa Fe Corp.                          6.875%              2/15/2016              2,900        2,920
Burlington Northern Santa Fe Corp.                           7.00%             12/15/2025              2,350        2,386
Burlington Northern Sante Fe Corp.                           7.25%               8/1/2097              4,450        4,578
CSX Corp.                                                   8.625%              5/15/2022                875        1,043
CSX Corp.                                                    9.00%              8/15/2006                700          810
Caterpillar, Inc.                                           7.375%               3/1/2097              8,900        9,354
Caterpillar, Inc.                                            9.00%              4/15/2006              1,600        1,858
Chrysler Corp.                                               7.45%               2/1/2097              4,375        4,645
Comcast Cablevision                                         8.125%               5/1/2004              6,500        7,022
Comcast Cablevision                                         8.375%               5/1/2007              5,000        5,556
Comcast Cablevision                                         8.875%               5/1/2017              3,300        3,920
Conrail Corp.                                                9.75%              6/15/2020              1,680        2,219
Cyprus AMAX Minerals Co.                                    7.375%              5/15/2007              6,000        6,233
Deere & Co.                                                  8.50%               1/9/2022                985        1,194
Delta Airlines, Inc. (Equipment Trust Certificates)          8.54%               1/2/2007 (1)          3,965        4,336
The Walt Disney Co.                                          7.55%              7/15/2093              1,847        2,037
Dow Chemical Co.                                             8.50%               6/8/2010              2,500        2,935
Eastman Chemical Co.                                        6.375%              1/15/2004              6,925        6,920
Eastman Chemical Co.                                         7.25%              1/15/2024              3,700        3,844
Eastman Chemical Co.                                         7.60%               2/1/2027              2,988        3,227
Falconbridge Ltd.                                            7.35%              11/1/2006              1,000        1,043
Federal Express Corp.                                       10.00%               9/1/1998              1,500        1,537
Federated Department Stores, Inc.                            7.45%              7/15/2017             11,125       11,598
Federated Department Stores, Inc.                           8.125%             10/15/2002              5,000        5,346
Ford Holdings                                                9.25%               3/1/2000              5,900        6,265
Ford Motor Co.                                               7.50%             11/15/1999              2,000        2,052
Ford Motor Co.                                               9.95%              2/15/2032                835        1,168
Fortune Brands                                              7.875%              1/15/2023              1,900        2,135
Gannett Co.                                                  5.25%               3/1/1998                190          190
Gannett Co.                                                  5.85%               5/1/2000              1,000          995
General Motors Corp.                                         7.00%              6/15/2003              2,000        2,061
General Motors Corp.                                        9.125%              7/15/2001              7,900        8,609
General Motors Corp.                                        9.625%              12/1/2000              9,050        9,872
W.R. Grace & Co.                                             7.40%               2/1/2000              6,700        6,875
W.R. Grace & Co.                                             7.75%              10/1/2002                500          530
W.R. Grace & Co.                                             8.00%              8/15/2004             11,950       12,921
H.J. Heinz Co.                                              6.875%              1/15/2003                100          103
Hertz Corp.                                                  6.00%               2/1/2001             15,000       14,897
International Business Machines Corp.                       6.375%              6/15/2000                500          503
International Business Machines Corp.                        6.45%               8/1/2007              1,000        1,011
International Business Machines Corp.                       7.125%              12/1/2096             11,325       11,649

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

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                            COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
International Paper Co.                                     7.875%               8/1/2006          $   2,265    $   2,450
HNG Internorth                                              9.625%              3/15/2006              4,680        5,562
Kroger Co.                                                   8.15%              7/15/2006              2,700        2,958
Lockheed Martin Corp.                                        6.85%              5/15/2001                500          510
Lockheed Martin Corp.                                        7.65%               5/1/2016              5,000        5,415
May Department Stores Co.                                    9.75%              2/15/2021              1,680        2,124
May Department Stores Co.                                   9.875%              12/1/2002              1,775        2,048
McDonald's Corp.                                             6.75%              2/15/2003                945          958
MedPartners Inc.                                            7.375%              10/1/2006              3,950        3,893
Mobil Corp.                                                 7.625%              2/23/2033                920          964
News America Holdings Inc.                                   7.50%               3/1/2000              1,100        1,126
News America Holdings Inc.                                   8.00%             10/17/2016              9,250        9,899
News America Holdings Inc.                                   8.50%              2/15/2005              1,600        1,753
News America Holdings Inc.                                  9.125%             10/15/1999             15,100       15,813
Noranda, Inc.                                                7.00%              7/15/2005              1,045        1,063
Noranda, Inc.                                                7.50%              7/15/2003              6,825        7,129
Norfolk Southern Corp.                                      6.875%               5/1/2001             23,475       23,918
Norfolk Southern Corp.                                       7.70%              5/15/2017              1,750        1,933
Norfolk Southern Corp.                                       7.80%              5/15/2027              4,375        4,912
Norfolk Southern Corp.                                       7.90%              5/15/2097              1,750        1,990
Northrop Grumman Corp.                                       7.00%               3/1/2006             15,700       16,153
Occidental Petroleum Corp.                                   8.50%              11/9/2001             14,750       15,839
Occidental Petroleum Corp.                                   8.50%              9/15/2004              2,500        2,583
Occidental Petroleum Corp.                                   9.25%               8/1/2019              1,750        2,202
Occidental Petroleum Corp.                                 10.125%             11/15/2001              7,000        7,906
J.C. Penney & Co., Inc.                                     6.125%             11/15/2003              2,000        1,982
J.C. Penney & Co., Inc.                                     6.875%              6/15/1999              3,000        3,035
J.C. Penney & Co., Inc.                                     7.125%             11/15/2023              1,855        1,910
J.C. Penney & Co., Inc.                                      9.05%               3/1/2001                625          675
PepsiCo, Inc.                                                6.25%               9/1/1999                650          653
Petro-Canada                                                 9.25%             10/15/2021                700          898
Philip Morris Cos., Inc.                                     6.00%              7/15/2001                110          108
Philip Morris Cos., Inc.                                     7.00%              7/15/2005              7,150        7,313
Philip Morris Cos., Inc.                                     7.20%               2/1/2007              1,450        1,494
Philip Morris Cos., Inc.                                     8.25%             10/15/2003              1,900        2,056
Phillips Petroleum Co.                                       8.49%               1/1/2023              2,100        2,293
Phillips Petroleum Co.                                       9.00%               6/1/2001              3,900        4,238
Praxair, Inc.                                                6.70%              4/15/2001              6,225        6,302
Praxair, Inc.                                                6.75%               3/1/2003              1,000        1,017
Praxair, Inc.                                                6.90%              11/1/2006             10,750       11,067
Quaker State Corp.                                          6.625%             10/15/2005              3,275        3,293
Rockwell International Corp.                                8.875%              9/15/1999                110          115
Rohm & Haas Co.                                              9.80%              4/15/2020 (1)          4,450        5,653
Safeway Inc.                                                 6.85%              9/15/2004             19,300       19,659
Seagate Technology, Inc.                                     7.45%               3/1/2037              8,875        8,877
Sears, Roebuck & Co.                                         6.25%              1/15/2004              1,200        1,192
Sears, Roebuck & Co.                                        9.375%              11/1/2011              1,845        2,323
Tenneco, Inc.                                                8.20%             11/15/1999             12,500       12,948
Tenneco, Inc.                                              10.075%               2/1/2001              5,150        5,695
Texas Instruments Inc.                                      6.125%               2/1/2006              6,300        6,189
Tosco Corp.                                                  7.00%              7/15/2000             16,000       16,275
Tosco Corp.                                                  7.80%               1/1/2027              1,650        1,818
Union Carbide Corp.                                          6.75%               4/1/2003              3,500        3,543
Union Carbide Corp.                                          7.75%              10/1/2096              4,350        4,730
Union Carbide Corp.                                         7.875%               4/1/2023              4,755        5,216
Union Oil of California                                      7.20%              5/15/2005              5,000        5,213
Union Oil of California                                     9.125%              2/15/2006              2,935        3,423
Union Pacific Corp.                                          7.00%              6/15/2000              5,000        5,094
Union Pacific Corp.                                          7.00%               2/1/2016              1,450        1,453
Union Pacific Corp.                                         8.625%              5/15/2022              2,865        3,249
United Technologies Corp.                                   8.875%             11/15/2019              4,575        5,698

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
TOTAL BOND MARKET PORTFOLIO                                 COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Whirlpool Corp.                                              9.00%               3/1/2003            $ 2,250     $  2,505
Whirlpool Corp.                                              9.10%               2/1/2008                940        1,110
                                                                                                             -------------
                                                                                                                  585,967
                                                                                                             -------------
UTILITIES (2.4%)
AT&T Corp.                                                  7.125%              1/15/2002              1,100        1,142
AT&T Corp.                                                   8.35%              1/15/2025              2,350        2,572
Alabama Power Co.                                            6.00%               3/1/2000              1,950        1,948
Alabama Power Co.                                            8.75%              12/1/2021              1,147        1,161
Arizona Public Service Co.                                   7.25%               8/1/2023              2,150        2,156
Baltimore Gas & Electric Co.                                8.375%              8/15/2001              5,570        5,947
Bellsouth Capital Funding                                    6.04%             11/15/2026              1,350        1,386
Carolina Power & Light Co.                                  6.875%              8/15/2023              2,550        2,504
Carolina Power & Light Co.                                   8.20%               7/1/2022                110          120
Cincinnati Gas & Electric Co.                                6.45%              2/15/2004              1,000        1,008
Coastal Corp.                                                7.75%             10/15/2035              6,600        7,182
Coastal Corp.                                               8.125%              9/15/2002              2,300        2,464
Coastal Corp.                                               9.625%              5/15/2012              4,700        5,932
Consolidated Edison Co. of New York, Inc.                   6.375%               4/1/2003              5,000        5,034
Consolidated Edison Co. of New York, Inc.                   6.625%               2/1/2002              1,000        1,017
Enron Corp.                                                 6.875%             10/15/2007              8,500        8,668
Enron Corp.                                                 7.125%              5/15/2007              6,100        6,301
Enron Corp.                                                 7.625%              9/10/2004              2,000        2,119
Enron Corp.                                                  9.65%              5/15/2001              4,150        4,569
GTE Corp.                                                    7.83%               5/1/2023              4,000        4,136
GTE Corp.                                                    9.10%               6/1/2003                225          252
GTE Florida, Inc.                                            6.31%             12/15/2002              5,000        5,021
Houston Lighting & Power Co.                                 8.75%               3/1/2022              1,050        1,169
Illinois Bell Telephone Co.                                  8.50%              4/22/2026              1,500        1,564
Illinois Power Co.                                           7.50%              7/15/2025              4,200        4,163
MCI Communications Corp.                                     7.50%              8/20/2004              4,050        4,258
MCI Communications Corp.                                     7.75%              3/23/2025              4,650        4,769
Michigan Bell Telephone Co.                                 6.375%               2/1/2005                155          154
Michigan Bell Telephone Co.                                  7.50%              2/15/2023              1,610        1,676
New England Telephone & Telegraph Co.                       6.875%              10/1/2023                890          884
New England Telephone & Telegraph Co.                       8.625%               8/1/2001              2,500        2,701
New England Telephone & Telegraph Co.                        9.00%               8/1/2031              3,750        4,167
New Jersey Bell Telephone Co.                               6.625%               4/1/2008                190          193
New York Telephone Co.                                       7.00%              8/15/2025              1,925        1,919
New York Telephone Co.                                       7.25%              2/15/2024              5,000        5,090
New York Telephone Co.                                       7.75%             12/15/2006                120          122
Northern States Power Co.                                   7.125%               7/1/2025              5,000        5,281
Northern Telecom Ltd.                                       6.875%               9/1/2023              4,565        4,602
Pacific Bell Telephone Co.                                   7.25%               7/1/2002                250          260
Pacific Gas & Electric Co.                                   6.25%               8/1/2003              5,000        5,012
Pacific Gas & Electric Co.                                   6.75%              10/1/2023                150          146
Pacific Gas & Electric Co.                                   8.25%              11/1/2022              4,000        4,301
Pacific Gas & Electric Co.                                  8.375%               5/1/2025              5,000        5,545
Pacific Gas & Electric Co.                                   8.75%               1/1/2001              2,000        2,141
Pennsylvania Power & Light Co.                               6.50%               4/1/2005                135          136
Public Service Electric & Gas Co.                            6.50%               5/1/2004                170          171
South Carolina Electric & Gas                                9.00%              7/15/2006                145          170
Southern California Edison Co.                              6.375%              1/15/2006              2,350        2,344
Southern California Edison Co.                               6.75%              1/15/2000                600          608
Southern California Gas                                     7.375%               3/1/2023                120          121
Southwestern Bell Telephone Co.                              7.25%              7/15/2025             10,650       10,873
Southwestern Bell Telephone Co.                             7.625%              10/1/2013              1,120        1,141
Southwestern Bell Telephone Co.                             7.625%               3/1/2023              8,355        8,838
Texas Utilities Co.                                         7.375%               8/1/2001              2,800        2,896
Texas Utilities Co.                                         7.875%               3/1/2023              2,075        2,178
Texas Utilities Co.                                          8.75%              11/1/2023                180          198
Union Electric Power Co.                                     6.75%               5/1/2008                 40           41

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                            COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U S WEST Communications Group                               6.875%              9/15/2033            $   165    $     159
Virginia Electric & Power Co.                               6.625%               4/1/2003              2,300        2,326
Wisconsin Electric Power Co.                                 7.70%             12/15/2027                 65           69
                                                                                                               -----------
                                                                                                                  165,025
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $1,762,256)                                                                                            1,801,477
--------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(3.1%)
--------------------------------------------------------------------------------------------------------------------------
Province of Alberta                                          9.25%               4/1/2000              5,075        5,414
Amoco Canada Petroleum Co.                                   6.75%              2/15/2005                145          149
Asian Development Bank                                      9.125%               6/1/2000                740          792
Bayerische Landesbank                                       7.375%             12/14/2002                145          152
British Aerospace                                            8.50%              6/10/2002              3,000        3,242
Province of British Columbia                                 7.00%              1/15/2003              2,550        2,647
British Columbia Hydro                                      12.50%               9/1/2013                400          432
Canadian Imperial Bank of Commerce (NY Branch)               6.20%               8/1/2000             55,200       55,338
European Investment Bank                                   10.125%              10/1/2000                125          138
Finland Global Bond                                         7.875%              7/28/2004             10,300       11,272
Grand Metropolitan Investment Corp.                          9.00%              8/15/2011              2,225        2,723
Hanson Overseas                                             7.375%              1/15/2003              7,100        7,396
Inter-American Development Bank                             7.125%              3/15/2023                975        1,012
Inter-American Development Bank                              8.50%              3/15/2011              2,705        3,247
International Bank for Reconstruction & Development          9.25%              7/15/2017              1,615        2,151
KFW International Finance, Inc.                              7.20%              3/15/2014              3,550        3,842
KFW International Finance, Inc.                             7.625%              2/15/2004              7,025        7,556
KFW International Finance, Inc.                              8.85%              6/15/1999              1,025        1,067
KFW International Finance, Inc.                             9.125%              5/15/2001              2,400        2,621
Korean Development Bank                                      6.25%               5/1/2000              5,000        4,426
Province of Manitoba                                         7.75%               2/1/2002              6,975        7,359
Province of Manitoba                                         8.75%              5/15/2001              6,200        6,695
Province of Manitoba                                         9.25%               4/1/2020              2,645        3,503
Province of Manitoba                                         9.50%              10/1/2000              1,560        1,693
Province of Manitoba                                        9.625%              3/15/1999              2,500        2,604
Province of Manitoba                                        9.625%              12/1/2018              3,500        4,763
National Westminster Bancorp Inc.                           9.375%             11/15/2003              2,800        3,208
Province of New Brunswick                                    6.75%              8/15/2013                210          218
Province of New Brunswick                                    8.75%               5/1/2022              1,850        2,353
New Zealand Government                                       8.75%             12/15/2006              1,175        1,383
New Zealand Government                                     10.625%             11/15/2005                400          509
Province of Newfoundland                                     7.32%             10/13/2023              8,050        8,600
Province of Ontario                                         7.375%              1/27/2003                915          965
Province of Ontario                                          7.75%               6/4/2002              1,175        1,250
Petro-Canada                                                7.875%              6/15/2026             10,000       11,295
Republic of Portugal                                         5.75%              10/8/2003             14,650       14,450
Province of Saskatchewan                                    7.125%              3/15/2008              1,200        1,279
Province of Saskatchewan                                    7.375%              7/15/2013              1,800        1,957
Province of Saskatchewan                                     8.00%              7/15/2004             15,950       17,449
Sweden Global Bond                                           6.50%               3/4/2003                145          149
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $200,722)                                                                                                207,299
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.1%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                        6.54%               1/2/1998             76,841      76,841
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note F                          6.50%-6.55%               1/2/1998             65,111      65,111
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $141,952)                                                                                                141,952
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
   (COST $6,552,883)                                                                                            6,760,611
--------------------------------------------------------------------------------------------------------------------------

W

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
TOTAL BOND MARKET PORTFOLIO                                                                                         (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                           $  289,396
Payables for Investment Securities Purchased                                                                     (204,655)
Other Liabilities--Note F                                                                                         (87,908)
                                                                                                             -------------
                                                                                                                   (3,167)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                              $6,757,444
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.


-------------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AMOUNT
                                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                               $6,562,585
Undistributed Net Investment Income                                                                                   --
Accumulated Net Realized Losses--Note D                                                                          (12,869)
Unrealized Appreciation--Note E                                                                                  207,728
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                    $6,757,444
=========================================================================================================================

Investor Shares--Net Assets applicable to 508,189,147 outstanding
  $.001 par value shares**                                                                                    $5,129,361
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                        $10.09
=========================================================================================================================

Institutional Shares--Net Assets applicable to 161,305,669 outstanding
  $.001 par value shares**                                                                                    $1,628,083
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                   $10.09
=========================================================================================================================

**Authorized 1,250,000,000 shares for Total Bond Market Portfolio.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
SHORT-TERM BOND PORTFOLIO                                   COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S GOVERNMENT AND AGENCY OBLIGATIONS (70.2%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (69.9%)
U.S. Treasury Notes                                         5.125%             11/30/1998           $  7,750   $    7,717
U.S. Treasury Notes                                         5.625%             11/30/2000             21,875       21,835
U.S. Treasury Notes                                          5.75%             10/31/2002              9,050        9,060
U.S. Treasury Notes                                          6.00%              8/15/1999              1,800        1,809
U.S. Treasury Notes                                          6.25%    8/31/2000-2/28/2002             43,645       44,432
U.S. Treasury Notes                                         6.375%    4/30/1999-3/31/2001             28,100       28,392
U.S. Treasury Notes                                          6.50%              4/30/1999              6,900        6,975
U.S. Treasury Notes                                         6.625%    6/30/2001-4/30/2002             28,510       29,459
U.S. Treasury Notes                                          6.75%              5/31/1999                825          837
U.S. Treasury Notes                                         6.875%    7/31/1999-3/31/2000             12,450       12,684
U.S. Treasury Notes                                          7.50%  10/31/1999-11/15/2001              3,570        3,687
U.S. Treasury Notes                                          7.75%   11/30/1999-2/15/2001             30,060       31,267
U.S. Treasury Notes                                         7.875%   11/15/1999-8/15/2001             24,625       25,740
U.S. Treasury Notes                                          8.00%              8/15/1999             44,500       46,074
U.S. Treasury Notes                                          8.50%   2/15/2000-11/15/2000             10,250       10,959
U.S. Treasury Notes                                          8.75%              8/15/2000             20,675       22,192
U.S. Treasury Notes                                         8.875%              2/15/1999              7,425        7,681
U.S. Treasury Notes                                         9.125%              5/15/1999                950          993
                                                                                                               -----------
                                                                                                                  311,793
                                                                                                               -----------
AGENCY BONDS AND NOTES (0.3%)
Federal National Mortgage Assn.                              4.95%              9/30/1998                700          697
Federal National Mortgage Assn.                              5.35%              8/12/1998                700          699
Tennessee Valley Authority                                  6.875%              1/15/2002                200          204
                                                                                                               -----------
                                                                                                                    1,600
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $310,110)                                                                                                313,393
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (25.9%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.4%)
American Express Credit Account Master Trust                 6.80%             12/15/2003 (1)          4,000        4,096
California Infrastructure & Econ. Dev. Bank SP Trust PG&E    6.16%             12/14/2000 (1)          1,250        1,253
Discover Card Master Trust                                   5.40%             11/16/2001 (1)          3,150        3,136
First Chicago Master Trust                                   6.25%              8/15/1999 (1)             50           50
First Deposit Master Trust                                   5.75%              6/15/2001 (1)          2,500        2,501
First Deposit Master Trust                                   6.05%              8/15/2002 (1)          2,500        2,504
Sears Credit Card Master Trust                               7.25%              7/16/2001 (1)            108          108
Sears Credit Card Master Trust                               8.10%              6/15/2004 (1)          2,500        2,605
Standard Credit Card Master Trust                            6.80%               4/7/1999 (1)            650          657
Standard Credit Card Master Trust                           7.875%              11/7/1998 (1)          2,500        2,538
                                                                                                              ------------
                                                                                                                   19,448
                                                                                                              ------------
FINANCE (12.5%)
American General Finance Corp.                              5.875%               7/1/2000                450          447
American General Finance Corp.                               7.45%               7/1/2002                425          442
American General Finance Corp.                               8.00%              2/15/2000              1,000        1,035
American General Finance Corp.                               8.50%              8/15/1998                300          305
Associates Corp.                                             6.25%              3/15/1999                500          502
Associates Corp.                                             6.50%             10/15/2002              1,250        1,262
Associates Corp.                                             7.50%              4/15/2002              1,400        1,465
Associates Corp.                                            9.125%               4/1/2000              1,000        1,062
BankAmerica Corp.                                            7.75%              7/15/2002                250          265
BankAmerica Corp.                                           9.625%              2/13/2001                400          439
Bear Stearns Co., Inc.                                      7.625%              4/15/2000                750          771
The Chase Manhattan Corp.                                    7.75%              11/1/1999                135          139
The Chase Manhattan Corp.                                   8.625%               5/1/2002              1,000        1,087
Chemical Banking Corp.                                       7.25%              9/15/2002              1,500        1,557
Chrysler Finance Corp.                                      5.375%             10/15/1998                400          398
Chrysler Finance Corp.                                      5.625%              1/15/1999                350          349

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
SHORT-TERM BOND PORTFOLIO                                   COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Chrysler Finance Corp.                                      6.625%              8/15/2000            $   450     $    455
Citicorp                                                     9.75%               8/1/1999              1,000        1,054
Countrywide Funding                                          8.25%              7/15/2002                250          268
Dean Witter Discover & Co.                                   6.25%              3/15/2000                210          210
Equity Residential Properties                                6.55%             11/15/2001              1,350        1,353
First Chicago Corp.                                         9.875%              8/15/2000                150          163
First Chicago Corp.                                         10.25%               5/1/2001                250          280
First Fidelity Bancorp                                      9.625%              8/15/1999                800          844
First Interstate Bancorp                                    8.625%               4/1/1999                900          928
First Interstate Bancorp                                   10.875%              4/15/2001                250          284
First Union Corp.                                           8.125%              6/24/2002              1,600        1,712
Ford Capital BV                                              9.00%              8/15/1998                535          545
Ford Capital BV                                              9.50%               7/1/2001                675          745
Ford Capital BV                                             9.875%              5/15/2002              1,520        1,730
Ford Motor Credit Co.                                        8.20%              2/15/2002                900          963
General Motors Acceptance Corp.                              5.50%             12/15/2001                750          729
General Motors Acceptance Corp.                             7.125%               6/1/1999                500          508
General Motors Acceptance Corp.                             8.625%              6/15/1999                750          777
Great Western Finance                                       6.375%               7/1/2000              2,000        2,007
Health & Retirement Property Trust                           6.75%             12/18/2002              1,250        1,247
International Lease Finance Corp.                            6.20%               5/1/2000              3,000        3,002
Lehman Brothers Holdings                                     6.90%              1/29/2001              2,000        2,031
Manufacturers Hanover Corp.                                  8.50%              2/15/1999                900          924
Mellon Financial Corp.                                       6.30%               6/1/2000              1,250        1,257
Mellon Financial Corp.                                      7.625%             11/15/1999                600          617
Merrill Lynch & Co., Inc.                                    6.38%              7/18/2000              1,000        1,008
Merrill Lynch & Co., Inc.                                    6.50%               4/1/2001              1,500        1,514
Merrill Lynch & Co., Inc.                                    8.00%               2/1/2002                400          425
NationsBank Corp.                                            7.00%              9/15/2001              1,500        1,542
NationsBank Corp.                                           8.125%              6/15/2002              1,000        1,072
Orion Capital Corp.                                         9.125%               9/1/2002              1,500        1,659
PaineWebber Group, Inc.                                      7.00%               3/1/2000              2,450        2,485
Republic New York Corp.                                      7.75%              5/15/2002                700          741
Salomon, Inc.                                                6.50%               3/1/2000              1,000        1,006
Salomon, Inc.                                                6.70%              12/1/1998              1,500        1,510
Salomon Smith Barney Holdings Inc.                           5.50%              1/15/1999                500          498
Salomon Smith Barney Holdings Inc.                          5.625%             11/15/1998                700          698
Salomon Smith Barney Holdings Inc.                          5.875%               2/1/2001                700          692
Salomon Smith Barney Holdings Inc.                           7.98%               3/1/2000              1,000        1,036
Summit Properties Inc.                                       6.80%              8/15/2002              1,500        1,514
SunTrust Banks                                              8.875%               2/1/1998                500          501
Texaco Capital Corp.                                         9.00%             12/15/1999                700          738
Travelers/Aetna Property Casualty Corp.                      6.75%              4/15/2001              1,000        1,018
                                                                                                                ----------
                                                                                                                   55,815
                                                                                                                ----------
INDUSTRIAL (6.2%)
Black & Decker Corp.                                         7.50%               4/1/2003              1,700        1,781
Cyprus Minerals Co.                                        10.125%               4/1/2002              1,500        1,698
Federal Express Corp.                                       10.00%               9/1/1998                600          615
Ford Holdings                                                9.25%               3/1/2000              1,000        1,062
General Motors Corp.                                        9.125%              7/15/2001              1,000        1,090
General Motors Corp.                                        9.625%              12/1/2000              1,100        1,200
W.R. Grace & Co.                                             7.40%               2/1/2000              1,550        1,590
Johnson & Johnson                                           7.375%              6/29/2002                200          211
Kimberly-Clark                                              8.625%               5/1/2001                100          108
Mobil Corp.                                                 8.375%              2/12/2001              2,238        2,386
News America Holdings Inc.                                   7.50%               3/1/2000                400          409
News America Holdings Inc.                                  9.125%             10/15/1999              2,400        2,513
Norfolk Southern Corp.                                      6.875%               5/1/2001              3,150        3,209
Occidental Petroleum Corp.                                   8.50%              11/9/2001              1,500        1,611
J.C. Penney & Co., Inc.                                     6.875%              6/15/1999                750          759

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                            COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
J.C. Penney & Co., Inc.                                      9.05%               3/1/2001            $   375    $     405
Phillips Petroleum Co.                                       9.00%               6/1/2001              1,500        1,630
Praxair, Inc.                                                6.25%              6/30/2000              1,250        1,250
Praxair, Inc.                                                6.70%              4/15/2001              2,000        2,025
Sears, Roebuck & Co.                                         6.50%              6/15/2000              1,500        1,511
Tenneco, Inc.                                                8.20%             11/15/1999                350          363
Xerox Corp.                                                 8.125%              4/15/2002                150          161
                                                                                                                ----------
                                                                                                                   27,587
                                                                                                                ----------
UTILITIES (2.8%)
Alabama Power Co.                                            6.00%               3/1/2000              1,050        1,049
Baltimore Gas & Electric Co.                                 7.25%               7/1/2002                200          208
Coastal Corp.                                               8.125%              9/15/2002              1,700        1,821
Consolidated Edison Co. of New York, Inc.                   6.625%               2/1/2002                500          509
New England Telephone & Telegraph Co.                       8.625%               8/1/2001              3,000        3,241
Pacific Bell Telephone Co.                                   7.25%               7/1/2002                450          469
Pacific Gas & Electric Co.                                  7.875%               3/1/2002              3,000        3,191
Public Service of Colorado                                   6.00%               1/1/2001              1,000          998
Texas Utilities Co.                                         7.375%               8/1/2001                450          465
Texas Utilities Co.                                         8.125%               2/1/2002                600          639
                                                                                                                ----------
                                                                                                                   12,590
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $114,648)                                                                                                115,440
--------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(2.2%)
--------------------------------------------------------------------------------------------------------------------------
Asian Development Bank                                      9.125%               6/1/2000                700          749
Canadian Imperial Bank of Commerce (NY Branch)               6.20%               8/1/2000              3,600        3,609
KFW International Finance, Inc.                             9.125%              5/15/2001                400          437
Province of Manitoba                                         7.75%               2/1/2002              1,500        1,583
Province of Manitoba                                         8.75%              5/15/2001              1,000        1,080
Province of Manitoba                                         9.50%              10/1/2000                450          488
Province of Manitoba                                        9.625%              3/15/1999                500          521
National Westminster Bancorp Inc.                            9.45%               5/1/2001                250          274
Noranda, Inc.                                               8.625%              7/15/2002                500          542
Province of Ontario                                          7.75%               6/4/2002                550          585
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $9,777)                                                                                                    9,868
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.2%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $5,188)                                             6.54%               1/2/1998              5,188        5,188
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
   (COST $439,723)                                                                                                443,889
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (0.5%)                                                                            2,380
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 44,613,256 outstanding $.001 par value shares
   (authorized 250,000,000 shares)                                                                               $446,269
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.00
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
SHORT-TERM BOND PORTFOLIO                                                                                           (000)
--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                                              $443,889
Receivables for Investment Securities Sold                                                                         12,219
Other Assets--Note B                                                                                               14,690
                                                                                                                ----------
   Total Assets                                                                                                   470,798
                                                                                                                ----------
LIABILITIES
Payables for Investment Securities Purchased                                                                       22,548
Other Liabilities                                                                                                   1,981
                                                                                                                ----------
   Total Liabilities                                                                                               24,529
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                       $446,269
==========================================================================================================================


--------------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital--Note D                                                                             $441,382       $ 9.89
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Gains--Note D                                                                   721          .02
Unrealized Appreciation--Note E                                                                        4,166          .09
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $446,269       $10.00
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
INTERMEDIATE-TERM BOND PORTFOLIO                            COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S GOVERNMENT AND AGENCY OBLIGATIONS (56.4%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (54.0%)
U.S. Treasury Bonds                                         10.00%              5/15/2010            $10,990    $  13,656
U.S. Treasury Bonds                                        10.375%  11/15/2009-11/15/2012             86,590      110,621
U.S. Treasury Bonds                                         10.75%              8/15/2005             21,890       28,473
U.S. Treasury Notes                                          5.75%   10/31/2000-8/15/2003             23,975       24,000
U.S. Treasury Notes                                         5.875%             11/15/2005              1,450        1,458
U.S. Treasury Notes                                          6.00%              8/15/1999              5,000        5,025
U.S. Treasury Notes                                          6.25%    1/31/2002-2/15/2003             10,524       10,762
U.S. Treasury Notes                                         6.375%    5/15/1999-8/15/2002             17,970       18,390
U.S. Treasury Notes                                         6.625%              4/30/2002              8,810        9,103
U.S. Treasury Notes                                         6.875%              5/15/2006             94,175      100,779
U.S. Treasury Notes                                          7.00%              7/15/2006             28,045       30,277
U.S. Treasury Notes                                         7.125%              2/29/2000                100          103
U.S. Treasury Notes                                          7.25%    5/15/2004-8/15/2004             10,233       11,046
U.S. Treasury Notes                                          7.50%   11/15/2001-2/15/2005              4,180        4,562
U.S. Treasury Notes                                         8.875%             11/15/1998              2,250        2,310
                                                                                                               -----------
                                                                                                                  370,565
                                                                                                               -----------
AGENCY BONDS AND NOTES (2.4%)
Federal Home Loan Mortgage Corp.                            6.785%               3/1/2006              4,500        4,525
Federal Home Loan Mortgage Corp.                             7.09%               6/1/2005              3,000        3,047
Federal National Mortgage Assn.                              5.80%             12/10/2003                900          894
Federal National Mortgage Assn.                              6.25%              8/12/2003              5,600        5,566
Federal National Mortgage Assn.                              7.55%              6/10/2004              2,900        2,956
                                                                                                               -----------
                                                                                                                   16,988
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $374,170)                                                                                                387,553
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (34.8%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.1%)
California Infrastructure & Econ. Dev. Bank SP Trust PG&E    6.38%               5/4/2005 (1)          5,500        5,542
California Infrastructure & Econ. Dev. Bank SP Trust PG&E    6.42%              3/25/2005 (1)          2,400        2,423
                                                                                                               -----------
                                                                                                                    7,965
                                                                                                               -----------
FINANCE (13.8%)
Avalon Properties Inc.                                      6.875%             12/15/2007              3,700        3,708
BankAmerica Corp.                                            6.20%              2/15/2006              3,000        2,946
BankAmerica Corp.                                            7.50%             10/15/2002                400          420
BankAmerica Corp.                                           7.625%              6/15/2004                450          479
BankAmerica Corp.                                           10.00%               2/1/2003                700          811
Bear Stearns Co.                                            6.625%              1/15/2004                350          351
Bradley Operating LP                                         7.00%             11/15/2004              2,000        2,012
CIT Group Holdings                                          6.625%              6/15/2005                350          353
Camden Property Trust                                        7.00%             11/15/2006              2,000        2,027
Citicorp                                                    7.125%               6/1/2003                135          140
Citicorp                                                    8.625%              12/1/2002              1,500        1,644
Commercial Credit Corp.                                      5.90%               9/1/2003                450          440
Commercial Credit Corp.                                     7.875%              7/15/2004              2,000        2,156
CoreStates Capital Corp.                                    6.625%              3/15/2005              2,400        2,422
CoreStates Capital Corp.                                    9.375%              4/15/2003                500          568
Dean Witter Discover & Co.                                  6.875%               3/1/2003                400          409
First Chicago Corp.                                         7.625%              1/15/2003                600          634
First Union Corp.                                            8.00%             11/15/2002              2,000        2,140
Fleet Financial Group, Inc.                                 6.875%               3/1/2003                600          612
Fleet Financial Group, Inc.                                 7.125%              4/15/2006              1,300        1,347
Fleet/Norstar Group                                         8.125%               7/1/2004                900          980
Ford Motor Credit Co.                                       6.625%              6/30/2003              3,000        3,044
Ford Motor Credit Co.                                        6.75%              5/15/2005                115          117
General Motors Acceptance Corp.                             6.625%              10/1/2002              3,200        3,249
Household Finance Corp.                                     7.625%              1/15/2003              3,500        3,683

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
INTERMEDIATE-TERM BOND PORTFOLIO                            COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Household Finance Corp.                                      7.65%              5/15/2007            $ 1,000     $  1,076
JDN Realty Corp.                                             6.80%               8/1/2004              2,310        2,315
Lehman Brothers Holdings                                     7.20%              8/15/2009              8,000        8,192
Mellon Bank                                                  6.75%               6/1/2003                225          230
Merrill Lynch & Co., Inc.                                    8.30%              11/1/2002                250          271
NAC Re Corp.                                                 7.15%             11/15/2005              2,500        2,574
NCNB Corp.                                                   9.50%               6/1/2004              2,000        2,325
NationsBank Corp.                                            6.50%              3/15/2006              2,900        2,904
NationsBank Corp.                                           6.875%              2/15/2005                420          431
NationsBank Corp.                                            7.75%              8/15/2004                500          536
Norwest Financial, Inc.                                      7.00%              1/15/2003                110          114
Orion Capital Corp.                                          7.25%              7/15/2005                800          825
Paine Webber Group, Inc.                                    7.875%              2/15/2003                250          264
Realty Income Corp.                                          7.75%               5/6/2007              2,000        2,130
Republic New York Corp.                                      7.75%              5/15/2009              2,400        2,629
Salomon Smith Barney Holdings Inc.                          6.875%              6/15/2005              3,300        3,360
Sears, Roebuck & Co. Acceptance Corp.                       6.125%              1/15/2006                150          147
Sears, Roebuck & Co. Acceptance Corp.                        6.75%              9/15/2005              3,000        3,057
Shurgard Storage Centers, Inc.                               7.50%              4/25/2004              3,000        3,137
Simon DeBartolo Group, Inc.                                  6.75%              7/15/2004              4,000        3,999
Summit Properties Inc.                                       7.20%              8/15/2007              3,450        3,523
SunTrust Banks, Inc.                                        7.375%               7/1/2006              2,400        2,539
Storage USA                                                  7.00%              12/1/2027              3,000        3,026
USF&G Corp.                                                 7.125%               6/1/2005              2,400        2,478
United Dominion Realty Trust, Inc.                           7.25%              1/15/2007              2,500        2,595
Wells Fargo & Co.                                           6.875%               4/1/2006              3,000        3,069
                                                                                                               -----------
                                                                                                                   94,438
                                                                                                               -----------
INDUSTRIAL (15.4%)
Air Products & Chemicals, Inc.                               6.25%              6/15/2003                125          125
Anheuser-Busch Cos., Inc.                                    7.10%              6/15/2007              3,400        3,511
Applied Materials, Inc.                                      8.00%               9/1/2004                150          162
Archer-Daniels-Midland Co.                                   6.25%              5/15/2003                250          251
C.R. Bard, Inc.                                              6.70%              12/1/2026              2,300        2,308
Black & Decker Corp.                                         7.50%               4/1/2003              6,500        6,808
Burlington Northern                                          9.25%              10/1/2006              1,000        1,178
Burlington Northern Santa Fe Corp.                          6.375%             12/15/2005              3,000        2,975
CSX Corp.                                                    9.00%              8/15/2006                300          347
Caterpillar, Inc.                                            9.00%              4/15/2006                600          697
Caterpillar, Inc.                                           9.375%              8/15/2011              1,550        1,957
Comcast Cablevision                                         8.125%               5/1/2004              3,500        3,781
Delta Airlines, Inc. (Equipment Trust Certificates)          8.54%               1/2/2007 (1)            498          544
Eastman Chemical Co.                                        6.375%              1/15/2004              5,075        5,071
Falconbridge Ltd.                                            7.35%              11/1/2006              1,000        1,043
Federated Department Stores, Inc.                            8.50%              6/15/2003              4,000        4,371
First Data Corp.                                            6.625%               4/1/2003              2,000        2,031
General Motors Corp.                                         7.00%              6/15/2003                500          515
W.R. Grace & Co.                                             7.75%              10/1/2002                500          530
W.R. Grace & Co.                                             8.00%              8/15/2004              3,150        3,406
International Business Machines Corp.                        6.45%               8/1/2007              4,000        4,044
International Paper Co.                                     7.875%               8/1/2006                 35           38
HNG Internorth                                              9.625%              3/15/2006              2,000        2,377
Kroger Co.                                                   8.15%              7/15/2006              3,800        4,163
Lockheed Martin Corp.                                        6.50%              4/15/2003              2,000        2,016
Lockheed Martin Corp.                                        7.70%              6/15/2008              3,200        3,497
May Department Stores Co.                                   9.875%              12/1/2002                225          260
McDonald's Corp.                                             6.75%              2/15/2003                450          456
MedPartners Inc.                                            7.375%              10/1/2006                600          591
News America Holdings Inc.                                   8.50%              2/15/2005              2,400        2,629
Noranda, Inc.                                                7.00%              7/15/2005              3,000        3,050
Noranda, Inc.                                                7.50%              7/15/2003              1,000        1,045

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                            COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp.                                       7.35%              5/15/2007           $  2,000     $  2,126
Northrop Grumman Corp.                                       7.00%               3/1/2006              3,500        3,601
Occidental Petroleum Corp.                                   8.50%              9/15/2004              3,000        3,099
J.C. Penney & Co., Inc.                                     6.125%             11/15/2003                130          129
Philip Morris Cos., Inc.                                     7.00%              7/15/2005              2,200        2,250
Philip Morris Cos., Inc.                                     8.25%             10/15/2003                250          270
Praxair, Inc.                                                6.75%               3/1/2003              2,500        2,543
Praxair, Inc.                                                6.90%              11/1/2006              1,900        1,956
Quaker State Corp.                                          6.625%             10/15/2005                950          955
Safeway Inc.                                                 6.85%              9/15/2004              3,500        3,565
Seagate Technology, Inc.                                     7.45%               3/1/2037              1,900        1,900
Sears, Roebuck & Co.                                         6.25%              1/15/2004                650          646
Texas Instruments Inc.                                      6.125%               2/1/2006              3,100        3,045
Tosco Corp.                                                  7.25%               1/1/2007              3,000        3,134
Union Carbide Corp.                                          6.75%               4/1/2003              3,050        3,088
Union Oil of California                                     6.375%               2/1/2004              2,000        1,998
Union Oil of California                                     9.125%              2/15/2006                915        1,067
Union Pacific Corp.                                         6.125%              1/15/2004              1,000          982
Union Pacific Corp.                                          7.60%               5/1/2005              3,200        3,381
Whirlpool Corp.                                              9.00%               3/1/2003                400          445
                                                                                                               -----------
                                                                                                                  105,957
                                                                                                               -----------
UTILITIES (4.5%)
Cincinnati Gas & Electric Co.                                6.45%              2/15/2004              1,000        1,008
Enron Corp.                                                 6.875%             10/15/2007              1,500        1,530
Enron Corp.                                                 7.125%              5/15/2007              2,546        2,630
Enron Corp.                                                 7.625%              9/10/2004              1,000        1,059
Florida Power & Light Co.                                   6.625%               2/1/2003                210          210
MCI Communications Corp.                                     7.50%              8/20/2004              3,250        3,417
Pacific Bell Telephone Co.                                   7.00%              7/15/2004              3,175        3,297
Southern California Edison Co.                              6.375%              1/15/2006              3,000        2,992
Southwestern Bell Telephone Co.                              5.75%               9/1/2004              2,000        1,924
Texas Utilities Co.                                          8.25%               4/1/2004              4,900        5,347
Union Electric Power Co.                                     7.65%              7/15/2003              3,000        3,199
Virginia Electric & Power Co.                               6.625%               4/1/2003              4,000        4,045
                                                                                                               -----------
                                                                                                                   30,658
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $232,169)                                                                                                239,018
--------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(4.9%)
--------------------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia                                         6.875%               5/1/2003                750          765
Province of British Columbia                                 7.00%              1/15/2003                400          415
Finland Global Bond                                         7.875%              7/28/2004              3,500        3,830
Hanson Overseas                                             7.375%              1/15/2003              2,500        2,604
KFW International Finance, Inc.                             7.625%              2/15/2004              4,625        4,974
Province of Manitoba                                        6.125%              1/19/2004              8,000        7,982
National Westminster Bancorp Inc.                           9.375%             11/15/2003              1,150        1,318
New Zealand Government                                       8.75%             12/15/2006                325          383
New Zealand Government                                     10.625%             11/15/2005                600          764
Noranda, Inc.                                               8.125%              6/15/2004              1,000        1,079
Republic of Portugal                                         5.75%              10/8/2003              4,700        4,636
Province of Saskatchewan                                    7.125%              3/15/2008                500          533
Province of Saskatchewan                                     8.00%              7/15/2004              3,900        4,266
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $32,593)                                                                                                  33,549
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                                 MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM BOND PORTFOLIO                            COUPON                   DATE              (000)         (000)
---------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.4%)
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                       6.54%                1/2/1998            $25,383      $25,383
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note F                          6.50%-6.55%               1/2/1998             31,921       31,921
---------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $57,304)                                                                                                   57,304
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.5%)
   (COST $696,236)                                                                                                 717,424
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.5%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                17,774
Security Lending Collateral Payable to Brokers--Note F                                                             (31,921)
Other Liabilities                                                                                                  (16,695)
                                                                                                                 ----------
                                                                                                                   (30,842)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 67,296,089 outstanding $.001 par value shares
   (authorized 250,000,000 shares)                                                                                $686,582
===========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $10.20
===========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------------------------
 AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $669,413      $  9.95
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note E                                                              (4,019)        (.06)
 Unrealized Appreciation--Note E                                                                      21,188          .31
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $686,582       $10.20
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
LONG-TERM BOND PORTFOLIO                                    COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S GOVERNMENT SECURITIES (59.8%)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                         7.875%              2/15/2021          $     145    $     178
U.S. Treasury Bonds                                          8.00%             11/15/2021             13,145       16,395
U.S. Treasury Bonds                                         8.125%    8/15/2019-8/15/2021             20,175       25,322
U.S. Treasury Bonds                                          8.50%              2/15/2020                570          741
U.S. Treasury Bonds                                          8.75%    5/15/2017-5/15/2020              2,165        2,840
U.S. Treasury Bonds                                         8.875%    8/15/2017-2/15/2019              3,275        4,356
U.S. Treasury Bonds                                        10.375%             11/15/2012                275          365
U.S. Treasury Notes                                          6.25%              1/31/2002                600          611
U.S. Treasury Notes                                         6.375%    5/15/1999-3/31/2001                500          508
U.S. Treasury Notes                                         6.875%              5/15/2006              1,075        1,150
U.S. Treasury Notes                                         7.875%             11/15/2004                125          140
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $48,305)                                                                                                  52,606
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (34.6%)
--------------------------------------------------------------------------------------------------------------------------
FINANCE (9.7%)
Avalon Properties Inc.                                      6.875%             12/15/2007                700          701
Bank of New York Capital I                                   7.97%             12/31/2026                375          399
BankAmerica Capital II                                       8.00%             12/15/2026                400          430
BT Capital Trust B                                           7.90%              1/15/2027                200          209
Chase Capital I                                              7.67%              12/1/2026                400          414
Chemical Bank Corp.                                         6.125%              11/1/2008                500          484
Citicorp Capital II                                         8.015%              2/15/2027                450          483
Dean Witter, Discover & Co.                                  6.75%             10/15/2013                200          199
Fleet Capital Trust II                                       7.92%             12/11/2026                400          421
Ford Capital BV                                              9.50%               6/1/2010                180          224
Household Finance Corp.                                      6.45%               2/1/2009                 70           69
Lehman Brothers Holdings                                     7.20%              8/15/2009                835          855
Mellon Capital II                                           7.995%              1/15/2027                450          481
NationsBank Corp.                                            7.25%             10/15/2025                375          392
Norwest Financial, Inc.                                      6.65%             10/15/2023                 60           59
Security Capital Pacific Trust                               8.05%               4/1/2017                200          223
Spieker Properties Inc.                                      7.50%              10/1/2027                300          306
Summit Properties Inc.                                       7.20%              8/15/2007                550          562
Storage USA                                                  7.50%              12/1/2027                400          406
Texaco Capital Corp.                                        8.875%               9/1/2021                155          196
Travelers/Aetna Property Casualty Corp.                      7.75%              4/15/2026                275          301
United Dominion Realty Trust, Inc.                           7.25%              1/15/2007                300          311
Wells Fargo Capital I                                        7.96%             12/15/2026                400          424
                                                                                                                ----------
                                                                                                                    8,549
                                                                                                                ----------
INDUSTRIAL (16.6%)
American Stores Co.                                          8.00%               6/1/2026                400          453
Anheuser-Busch Cos., Inc.                                   7.125%               7/1/2017                600          618
Archer-Daniels-Midland Co.                                  8.875%              4/15/2011                 80           98
Auburn Hills                                                12.00%               5/1/2020                260          416
C.R. Bard, Inc.                                              6.70%              12/1/2026                500          502
Bowater, Inc.                                               9.375%             12/15/2021                250          314
Burlington Northern Santa Fe Corp.                          6.875%              2/15/2016                300          302
Burlington Northern Santa Fe Corp.                           7.00%             12/15/2025                 50           51
Burlington Northern Santa Fe Corp.                           7.25%               8/1/2097                150          154
CSX Corp.                                                   8.625%              5/15/2022                 25           30
Caterpillar, Inc.                                           7.375%               3/1/2097                 50           53
Caterpillar, Inc.                                           9.375%              8/15/2011                450          568
Chrysler Corp.                                               7.45%               2/1/2097                225          239
Comcast Cablevision                                         8.875%               5/1/2017                500          594
Deere & Co.                                                  8.50%               1/9/2022                115          139
The Walt Disney Co.                                          7.55%              7/15/2093                375          413
Eastman Chemical Co.                                         7.25%              1/15/2024                250          260

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
LONG-TERM BOND PORTFOLIO                                    COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Eastman Chemical Co.                                         7.60%               2/1/2027            $   150       $  162
Federated Department Stores, Inc.                            7.45%              7/15/2017                475          495
Ford Motor Co.                                               9.95%              2/15/2032                100          140
International Business Machines Corp.                       7.125%              12/1/2096                500          514
Lockheed Martin Corp.                                        7.70%              6/15/2008                500          546
May Department Stores Co.                                    9.75%              2/15/2021                 40           51
Mobil Corp.                                                 7.625%              2/23/2033                230          241
News America Holdings Inc.                                   8.00%             10/17/2016                750          803
Norfolk Southern Corp.                                       7.70%              5/15/2017                100          110
Norfolk Southern Corp.                                       7.80%              5/15/2027                325          365
Norfolk Southern Corp.                                       7.90%              5/15/2097                100          114
Northrop Grumman Corp.                                      9.375%             10/15/2024                400          472
Occidental Petroleum                                         9.25%               8/1/2019                250          315
J.C. Penney & Co., Inc.                                     7.125%             11/15/2023                220          226
Petro-Canada                                                 9.25%             10/15/2021                300          385
Phillips Petroleum Co.                                       8.49%               1/1/2023                900          983
Rohm & Haas Co.                                              9.80%              4/15/2020 (1)            550          699
Seagate Technology, Inc.                                     7.45%               3/1/2037                250          250
Sears, Roebuck & Co.                                        9.375%              11/1/2011                395          497
Tosco Corp.                                                  7.80%               1/1/2027                350          386
Union Carbide Corp.                                          7.75%              10/1/2096                150          163
Union Carbide Corp.                                         7.875%               4/1/2023                220          241
Union Pacific Corp.                                          7.00%               2/1/2016                550          551
Union Pacific Corp.                                         8.625%              5/15/2022                 35           40
United Technologies Corp.                                   8.875%             11/15/2019                425          529
Whirlpool Corp.                                              9.10%               2/1/2008                 60           71
                                                                                                                ----------
                                                                                                                   14,553
                                                                                                                ----------
UTILITIES (8.3%)
AT&T Corp.                                                   8.35%              1/15/2025                300          328
Alabama Power Co.                                            8.75%              12/1/2021                140          142
Arizona Public Service Co.                                   7.25%               8/1/2023                200          201
Coastal Corp.                                                7.75%             10/15/2035                400          435
Coastal Corp.                                               9.625%              5/15/2012                300          379
Illinois Power Co.                                           7.50%              7/15/2025                300          297
MCI Communications Corp.                                     7.75%              3/23/2025                250          256
Michigan Bell Telephone Co.                                  7.50%              2/15/2023              1,040        1,083
New England Telephone & Telegraph Co.                       6.875%              10/1/2023                110          109
New England Telephone & Telegraph Co.                        9.00%               8/1/2031                250          278
Northern Telecom Ltd.                                       6.875%               9/1/2023                250          252
Pacific Gas & Electric Co.                                   8.25%              11/1/2022              1,000        1,075
Southwestern Bell Telephone Co.                              7.25%              7/15/2025                450          459
Southwestern Bell Telephone Co.                             7.625%              10/1/2013                580          591
Southwestern Bell Telephone Co.                             7.625%               3/1/2023                 45           48
Texas Utilities Co.                                         7.875%               3/1/2023              1,090        1,144
Texas Utilities Co.                                          8.75%              11/1/2023                 50           55
Union Electric Power Co.                                     6.75%               5/1/2008                120          123
Wisconsin Electric Power Co.                                 7.70%             12/15/2027                 75           79
                                                                                                                ----------
                                                                                                                    7,334
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $29,400)                                                                                                  30,436
--------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(3.3%)
--------------------------------------------------------------------------------------------------------------------------
British Columbia Hydro                                      12.50%               9/1/2013                100          108
Grand Metropolitan Investment Corp.                          9.00%              8/15/2011                 75           92
Inter-American Development Bank                             7.125%              3/15/2023                 25           26
Inter-American Development Bank                              8.50%              3/15/2011                110          132
International Bank for Reconstruction & Development          9.25%              7/15/2017                135          180
KFW International Finance, Inc.                              7.20%              3/15/2014                600          649
Province of Manitoba                                         9.25%               4/1/2020                485          642

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                            COUPON                   DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Province of New Brunswick                                    8.75%               5/1/2022            $   250       $  318
Province of Saskatchewan                                    7.125%              3/15/2008                100          107
Province of Saskatchewan                                    7.375%              7/15/2013                600          652
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $2,652)                                                                                                    2,906
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.1%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $942)                                               6.54%               1/2/1998                942          942
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.8%)
   (COST $81,299)                                                                                                  86,890
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                2,166
Liabilities                                                                                                        (1,104)
                                                                                                                ----------
                                                                                                                    1,062
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 8,156,577 outstanding $.001 par value shares
   (authorized 250,000,000 shares)                                                                                $87,952
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.78
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------------------------
 AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                     $82,269       $10.08
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Gains                                                                           92          .01
 Unrealized Appreciation--Note E                                                                       5,591          .69
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                          $87,952       $10.78
==========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL BOND         SHORT-TERM      INTERMEDIATE-         LONG-TERM
                                                          MARKET               BOND          TERM BOND              BOND
                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                  -----------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31, 1997
                                                  -----------------------------------------------------------------------
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                            $365,736            $26,481           $38,891             $4,003
                                                  -----------------------------------------------------------------------
        Total Income                                     365,736             26,481             38,891             4,003
                                                  -----------------------------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                         764                 60                 81                 8
        Management and Administrative                      2,409                450                550                --
        Shareholder Account Maintenance(1)                 4,100                161                251                62
        Marketing and Distribution(1)                      1,512                124                172                16
    Taxes (other than income taxes)                          415                 16                 42                 4
    Custodian Fees                                           200                 25                 24                15
    Auditing Fees                                             11                  8                  8                 8
    Shareholders' Reports1                                   119                  6                  8                 3
    Annual Meeting and Proxy Costs(1)                         35                  1                  2                 1
    Directors' Fees and Expenses                              12                  1                  1                --
                                                  -----------------------------------------------------------------------
        Total Expenses                                     9,577                852              1,139               117
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    356,159             25,629             37,752             3,886
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT
    SECURITIES SOLD                                          425              1,429                (80)              565
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENT SECURITIES              161,978              3,076             15,797             4,404
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                     $518,562            $30,134            $53,469            $8,855
=========================================================================================================================

(1) Expenses of the Total Bond Market Portfolio by class of shares are:

-------------------------------------------------------------------------------------------------------------------------
                                                                                                (000)
                                                                         ------------------------------------------------
                                                                           INVESTOR      INSTITUTIONAL
                                                                             SHARES             SHARES             TOTAL
-------------------------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
    Shareholder Account Maintenance                                          $4,073           $     27            $4,100
    Marketing and Distribution                                                1,136                376             1,512
    Shareholders' Reports                                                       116                  3               119
    Annual Meeting and Proxy Costs                                               35                 --                35
                                                                         ------------------------------------------------
Total Class-Specific Expenses                                                 5,360                406             5,766
All Other Portfolio Expenses                                                  2,931                880             3,811
-------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                               $8,291             $1,286            $9,577
=========================================================================================================================

See Note C in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

-------------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL BOND MARKET PORTFOLIO
                                                                                         --------------------------------
                                                                                              YEAR ENDED DECEMBER 31,
                                                                                         --------------------------------
                                                                                                  1997              1996
                                                                                                 (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                  $   356,159       $   219,381
    Realized Net Gain (Loss)                                                                       425            (5,514)
    Change in Unrealized Appreciation (Depreciation)                                           161,978           (74,246)
                                                                                         --------------------------------
        Net Increase in Net Assets Resulting from Operations                                   518,562           139,621
                                                                                         --------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                                                       (270,877)         (171,657)
        Institutional Shares                                                                   (85,282)          (47,724)
    Realized Capital Gain
        Investor Shares                                                                             --                --
        Institutional Shares                                                                        --                --
                                                                                         --------------------------------
            Total Distributions                                                               (356,159)         (219,381)
                                                                                         --------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                                                   2,673,249         1,373,171
    Issued in Lieu of Cash Distributions                                                       239,069           147,464
    Redeemed                                                                                  (867,035)         (893,692)
                                                                                         --------------------------------
        Net Increase--Investor Shares                                                        2,045,283           626,943
                                                                                         --------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                                                     802,671           702,749
    Issued in Lieu of Cash Distributions                                                        73,511            41,752
    Redeemed                                                                                  (311,860)         (124,465)
                                                                                         --------------------------------
        Net Increase--Institutional Shares                                                     564,322           620,036
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                           2,772,008         1,167,219
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                        3,985,436         2,818,217
                                                                                         --------------------------------
    End of Year                                                                             $6,757,444        $3,985,436
=========================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                                                     270,831           139,884
    Issued in Lieu of Cash Distributions                                                        24,183            15,068
    Redeemed                                                                                   (87,926)          (91,062)
                                                                                         --------------------------------
        Net Increase in Shares Outstanding                                                     207,088            63,890
=========================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                                                      81,271            71,819
    Issued in Lieu of Cash Distributions                                                         7,435             4,272
    Redeemed                                                                                   (31,495)          (12,749)
                                                                                         --------------------------------
        Net Increase in Shares Outstanding                                                      57,211            63,342
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                  SHORT-TERM                      INTERMEDIATE-TERM
                                                                BOND PORTFOLIO                      BOND PORTFOLIO
                                                      --------------------------------     ------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------
                                                            1997               1996               1997              1996
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                              $  25,629          $  16,550          $  37,752         $  28,307
    Realized Net Gain (Loss)                               1,429                (90)               (80)           (3,931)
    Change in Unrealized Appreciation
        (Depreciation)                                     3,076             (3,312)            15,797           (11,605)
                                                      -------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                     30,134             13,148             53,469            12,771
                                                      -------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (25,629)           (16,550)           (37,752)          (28,307)
    Realized Capital Gain                                     --                (88)                --              (166)
                                                      -------------------------------------------------------------------
        Total Distributions                              (25,629)           (16,638)           (37,752)          (28,473)
                                                      -------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               264,067            166,669            299,703           281,767
    Issued in Lieu of Cash Distributions                  21,565             14,288             30,780            24,466
    Redeemed                                            (172,160)           (56,772)          (119,977)         (175,804)
                                                      -------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                           113,472            124,185            210,506           130,429
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       117,977            120,695            226,223           114,727
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                    328,292            207,597            460,359           345,632
                                                      -------------------------------------------------------------------
    End of Year                                         $446,269           $328,292           $686,582          $460,359
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                26,634             16,763             30,030            28,221
    Issued in Lieu of Cash Distributions                   2,171              1,443              3,083             2,469
    Redeemed                                             (17,286)            (5,726)           (12,023)          (17,819)
                                                      -------------------------------------------------------------------
        Net Increase in Shares Outstanding                11,519             12,480             21,090            12,871
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                              LONG-TERM BOND PORTFOLIO
                                                                                           ------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                           ------------------------------
                                                                                                  1997              1996
                                                                                                 (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                     $  3,886          $  2,389
    Realized Net Gain (Loss)                                                                       565              (473)
    Change in Unrealized Appreciation (Depreciation)                                             4,404            (1,054)
                                                                                           ------------------------------
        Net Increase in Net Assets Resulting from Operations                                     8,855               862
                                                                                           ------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                       (3,886)           (2,389)
    Realized Capital Gain                                                                           --               (26)
                                                                                           ------------------------------
        Total Distributions                                                                     (3,886)           (2,415)
                                                                                           ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                      57,876            36,232
    Issued in Lieu of Cash Distributions                                                         3,143             1,913
    Redeemed                                                                                   (22,160)          (16,950)
                                                                                           ------------------------------
        Net Increase from Capital Share Transactions                                            38,859            21,195
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                              43,828            19,642
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                           44,124            24,482
                                                                                           ------------------------------
    End of Year                                                                                $87,952           $44,124
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                       5,640             3,616
    Issued in Lieu of Cash Distributions                                                           307               192
    Redeemed                                                                                    (2,167)           (1,693)
                                                                                           ------------------------------
        Net Increase in Shares Outstanding                                                       3,780             2,115
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL BOND MARKET PORTFOLIO-INVESTOR SHARES
                                                                                YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 9.84       $10.14       $ 9.17       $10.06       $ 9.88
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .645         .640         .650         .622         .638
    Net Realized and Unrealized Gain (Loss) on Investments      .250        (.300)        .970        (.888)        .300
                                                            -------------------------------------------------------------
        Total from Investment Operations                        .895         .340        1.620        (.266)        .938
                                                            -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.645)       (.640)       (.650)       (.622)       (.638)
    Distributions from Realized Capital Gains                     --           --           --        (.002)       (.120)
                                                            -------------------------------------------------------------
        Total Distributions                                    (.645)       (.640)       (.650)       (.624)       (.758)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.09       $ 9.84       $10.14       $ 9.17       $10.06
=========================================================================================================================

TOTAL RETURN*                                                  9.44%        3.58%       18.18%       -2.66%        9.68%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $5,129       $2,962       $2,405       $1,731       $1,540
    Ratio of Total Expenses to Average Net Assets              0.20%        0.20%        0.20%        0.18%        0.18%
    Ratio of Net Investment Income to Average Net Assets       6.54%        6.54%        6.66%        6.57%        6.24%
    Portfolio Turnover Rate                                      39%          39%          36%          33%          50%
-------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the annual account maintenance fee of $10.



------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL BOND MARKET PORTFOLIO-INSTITUTIONAL SHARES
                                                                       YEAR ENDED DECEMBER 31,
                                                                     --------------------------           SEP. 18* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            1997          1996            DEC. 31, 1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 9.84        $10.14                   $ 9.87
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                 .655          .650                     .174
    Net Realized and Unrealized Gain (Loss) on Investments                .250         (.300)                    .270
                                                                     ---------------------------------------------------
        Total from Investment Operations                                  .905          .350                     .444
                                                                     ---------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                 (.655)        (.650)                   (.174)
    Distributions from Realized Capital Gains                               --            --                      --
                                                                     ---------------------------------------------------
        Total Distributions                                              (.655)        (.650)                   (.174)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $10.09        $ 9.84                   $10.14
========================================================================================================================

TOTAL RETURN                                                             9.55%         3.68%                    4.53%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                $1,628        $1,024                     $413
    Ratio of Total Expenses to Average Net Assets                        0.10%         0.10%                  0.10%**
    Ratio of Net Investment Income to Average Net Assets                 6.64%         6.66%                  6.48%**
    Portfolio Turnover Rate                                                39%           39%                      36%
------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHORT-TERM BOND PORTFOLIO
                                                                              YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------     MAR. 1* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            1997         1996         1995    DEC. 31, 1994
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 9.92       $10.07       $ 9.50           $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                 .597         .587         .623             .463
    Net Realized and Unrealized Gain (Loss) on Investments                .080        (.146)        .570            (.500)
                                                                      -----------------------------------------------------
        Total from Investment Operations                                  .677         .441        1.193            (.037)
                                                                      -----------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                 (.597)       (.587)       (.623)           (.463)
    Distributions from Realized Capital Gains                               --        (.004)          --               --
                                                                      -----------------------------------------------------
        Total Distributions                                              (.597)       (.591)       (.623)           (.463)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $10.00       $ 9.92       $10.07           $ 9.50
===========================================================================================================================

TOTAL RETURN**                                                           7.04%        4.55%       12.88%           -0.37%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                  $446         $328         $208              $77
    Ratio of Total Expenses to Average Net Assets                        0.20%        0.20%        0.20%           0.18%+
    Ratio of Net Investment Income to Average Net Assets                 6.03%        5.93%        6.28%           5.77%+
    Portfolio Turnover Rate                                              88%++          65%          65%              53%
---------------------------------------------------------------------------------------------------------------------------

 *Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.

**Total return figures do not reflect the annual account maintenance fee of $10.

 +Annualized.

++Portfolio turnover rate excluding in-kind redemptions was 73%.


----------------------------------------------------------------------------------------------------------------------------
                                                                                     INTERMEDIATE-TERM BOND PORTFOLIO
                                                                             YEAR ENDED DECEMBER 31,
                                                                      ------------------------------------     MAR. 1* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            1997         1996         1995     DEC. 31, 1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 9.96       $10.37       $ 9.18            $10.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                 .661         .648         .661              .533
    Net Realized and Unrealized Gain (Loss) on Investments                .240        (.406)       1.217             (.820)
                                                                      ------------------------------------------------------
        Total from Investment Operations                                  .901         .242        1.878             (.287)
                                                                      ------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                 (.661)       (.648)       (.661)            (.533)
    Distributions from Realized Capital Gains                               --        (.004)       (.027)               --
                                                                      ------------------------------------------------------
        Total Distributions                                              (.661)       (.652)       (.688)            (.533)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $10.20       $ 9.96       $10.37            $ 9.18
============================================================================================================================

TOTAL RETURN**                                                           9.41%        2.55%       21.07%            -2.88%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                  $687         $460         $346               $71
    Ratio of Total Expenses to Average Net Assets                        0.20%        0.20%        0.20%            0.18%+
    Ratio of Net Investment Income to Average Net Assets                 6.64%        6.54%        6.55%            6.88%+
    Portfolio Turnover Rate                                                56%          80%          71%               63%
----------------------------------------------------------------------------------------------------------------------------

 *Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.

**Total return figures do not reflect the annual account maintenance fee of $10.

 +Annualized.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                        LONG-TERM BOND PORTFOLIO
                                                                                 YEAR ENDED DECEMBER 31,
                                                                      -------------------------------------      MAR. 1* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            1997         1996         1995      DEC. 31, 1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.08       $10.82       $ 8.96             $10.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                 .678         .674         .692               .586
    Net Realized and Unrealized Gain (Loss) on Investments                .700        (.731)       1.884             (1.040)
                                                                      -------------------------------------------------------
        Total from Investment Operations                                 1.378        (.057)       2.576              (.454)
                                                                      -------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                 (.678)       (.674)       (.692)             (.586)
    Distributions from Realized Capital Gains                               --        (.009)       (.024)                --
                                                                      -------------------------------------------------------
        Total Distributions                                              (.678)       (.683)       (.716)             (.586)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $10.78       $10.08       $10.82             $ 8.96
=============================================================================================================================

TOTAL RETURN**                                                          14.30%       -0.26%       29.72%             -4.53%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                   $88          $44          $24                 $9
    Ratio of Total Expenses to Average Net Assets                        0.20%        0.20%        0.20%             0.18%+
    Ratio of Net Investment Income to Average Net Assets                 6.66%        6.75%        6.90%             7.70%+
    Portfolio Turnover Rate                                                58%          46%          45%                70%
-----------------------------------------------------------------------------------------------------------------------------

 *Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.

**Total return figures do not reflect the annual account maintenance fee of $10.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the Total Bond Market, Short-Term Bond, Intermediate-Term Bond, and Long-Term Bond Portfolios. Certain of the Fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

      2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: Each Portfolio of the Fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1997, the Fund had contributed capital aggregating $425,000 to Vanguard (included in Other Assets), representing 2.1% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

C. The Total Bond Market Portfolio offers two classes of shares, the Investor Shares and the Institutional Shares. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. For the year ended December 31, 1997, class-specific expenses represented 0.13% and 0.03% of average net assets of the Investor Shares and Institutional Shares, respectively. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

D. During the year ended December 31, 1997, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

------------------------------------------------------------------------------------------------
                                                                          (000)
                                                        ----------------------------------------
PORTFOLIO                                                     PURCHASES               SALES
------------------------------------------------------------------------------------------------
Total Bond Market                                             $984,258              $238,110
Short-Term Bond                                                 77,383                40,913
Intermediate-Term Bond                                         131,717                57,550
Long-Term Bond                                                  22,690                 4,898
------------------------------------------------------------------------------------------------

      Purchases and sales of U.S. government securities were:

------------------------------------------------------------------------------------------------
                                                                          (000)
                                                        ----------------------------------------
PORTFOLIO                                                     PURCHASES               SALES
------------------------------------------------------------------------------------------------
Total Bond Market                                            $3,860,328            $1,867,663
Short-Term Bond                                                 403,454               324,072
Intermediate-Term Bond                                          372,124               251,634
Long-Term Bond                                                   48,755                29,009
------------------------------------------------------------------------------------------------

      During the year ended December 31, 1997, the Short-Term Bond Portfolio realized $622,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged Portfolio shares for securities held by the Portfolio rather than for cash. Because such gains are not taxable to the Portfolio, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the Portfolios had the following capital gains available for distribution at December 31, 1997, or capital losses available to offset future capital gains:

------------------------------------------------------------------------------------------------
                                                                        CAPITAL LOSS
                                                             -----------------------------------
                                     CAPITAL GAINS                                 EXPIRATION
                                     AVAILABLE FOR                               FISCAL YEAR(S)
                                     DISTRIBUTION              AMOUNT                ENDING
PORTFOLIO                                (000)                  (000)             DECEMBER 31,
------------------------------------------------------------------------------------------------
Total Bond Market                           --                 $12,406              2002-2004
Short-Term Bond                           $721                      --                     --
Intermediate-Term Bond                      --                   4,012              2004-2006
Long-Term Bond                              92                      --                     --
------------------------------------------------------------------------------------------------

      At December 31, 1997, unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

-------------------------------------------------------------------------------------------------
                                                                (000)
                                  ---------------------------------------------------------------
                                      APPRECIATED            DEPRECIATED         NET UNREALIZED
PORTFOLIO                             SECURITIES             SECURITIES           APPRECIATION
-------------------------------------------------------------------------------------------------
Total Bond Market                      $211,237               $(3,509)              $207,728
Short-Term Bond                           4,214                   (48)                 4,166
Intermediate-Term Bond                   21,210                   (22)                21,188
Long-Term Bond                            5,623                   (32)                 5,591
-------------------------------------------------------------------------------------------------

      The Short-Term and Long-Term Portfolios used capital loss carryforwards of $90,000 and $472,000, respectively, to offset taxable capital gains realized during the year ended December 31, 1997, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

F. The market values of securities on loan to brokers/dealers at December 31, 1997, and collateral received with respect to such loans, were:

-------------------------------------------------------------------------------------------------
                                                                (000)
                                   --------------------------------------------------------------
                                                                      COLLATERAL RECEIVED
                                                           --------------------------------------
                                     MARKET VALUE                                 MARKET VALUE
                                       OF LOANED                                OF U.S. TREASURY
PORTFOLIO                             SECURITIES                CASH               SECURITIES
-------------------------------------------------------------------------------------------------
Total Bond Market                       $63,821               $65,111                 $132
Intermediate-Term Bond                   31,336                31,921                   --
-------------------------------------------------------------------------------------------------

      Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and
Board of Directors of
Vanguard Bond Index Fund

In our opinion, the accompanying statements of net assets (and statement of assets and liabilities for Short-Term Bond Portfolio) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market, Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios (constituting Vanguard Bond Index Fund, hereafter referred to as the "Fund") at December 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 6, 1998

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD BOND INDEX FUND

This information for the fiscal year ended December 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

        The Short-Term and Long-Term Portfolios designate $35,000 and $92,000, respectively, as capital gain dividends (from net long-term capital gains), which will be distributed in March 1998. Of the total capital gain dividends, the Portfolios designate $35,000 and $90,000, respectively, as a 20% rate gain distribution.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

   "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell
   Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire
                                 Associates.

                            VANGUARD FAMILY OF FUNDS

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Q840-12/1997

(C) 1998 Vanguard Marketing
    Corporation, Distributor

[THE VANGUARD GROUP LOGO]
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